                                                                  EXECUTION COPY

                                                                    Exhibit 10.1

                          DEVELOPER TRANSFER AGREEMENT

                         Dated as of December 19, 2003,

                                     between

                            SILVERLEAF RESORTS, INC.

                                       and

                           SILVERLEAF FINANCE II, INC.

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                                TABLE OF CONTENTS

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                                                         SECTION 1
                                                        DEFINITIONS

1.1      Definitions and Conventions............................................................................       1

1.2      Other Terms and Interpretation.........................................................................       1

                                                         SECTION 2
                                                 TRANSFERS OF RECEIVABLES

2.1      Agreement to Transfer..................................................................................       1

2.2      Grant of Security Interest.............................................................................       3

2.3      Delivery of Timeshare Documents........................................................................       3

2.4      Payments and Interest..................................................................................       3

2.5      Enforcement of Rights under and against the Conveyed Assets............................................       3

                                                         SECTION 3
                                                        CONDITIONS

3.1      Conditions Precedent to the Initial Conveyance.........................................................       3

3.2      Conditions Precedent to All Conveyances................................................................       6

3.3      Effect of Failure to Satisfy Conditions................................................................       7

                                                         SECTION 4
                                              REPRESENTATIONS And WARRANTIES

4.1      Eligible Receivable....................................................................................       8

4.2      Organization, Standing, Qualification..................................................................       8

4.3      Authorization, Enforceability, No Conflict, Etc........................................................       8

4.4      Financial Statements and Business Condition; Solvency..................................................      10

4.5      Taxes..................................................................................................      11

4.6      Title to Properties; Prior Liens; Permitted Liens......................................................      11

4.7      Subsidiaries, Affiliates and Capital Structure.........................................................      12

4.8      Litigation, Proceedings, Etc...........................................................................      12

4.9      Environmental Matters..................................................................................      12

4.10     True and Complete Disclosure...........................................................................      12

4.11     Margin Stock...........................................................................................      13

4.12     No Defaults............................................................................................      13

4.13     Compliance with Law; Licenses, Etc.....................................................................      13

4.14     Restrictions of the Company or the Subject Persons.....................................................      15
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4.15     Broker's Fees..........................................................................................      15

4.16     Deferred Compensation Plans............................................................................      16

4.17     Labor Relations........................................................................................      16

4.18     The Resorts............................................................................................      16

4.19     Reservation System.....................................................................................      18

4.20     Timeshare Documents and Reports........................................................................      18

4.21     Operating Contracts....................................................................................      19

4.22     Architectural and Environmental Control................................................................      19

4.23     Tax Identification Numbers.............................................................................      19

4.24     True Sales.............................................................................................      19

4.25     Account Information....................................................................................      19

4.26     Interest in Real Property..............................................................................      19

4.27     Perfection Representations and Warranties..............................................................      19

4.28     Investment Company Act.................................................................................      21

4.29     Continuation and Investigation.........................................................................      21

4.30     Subsidiaries, Affiliates and Capital Structure.........................................................      21

4.31     Use of Proceeds........................................................................................      21

4.32     Seismic Exposure.......................................................................................      21

4.33     Condemnation...........................................................................................      21

4.34     Flood Zone.............................................................................................      22

4.35     Heller and Sovereign Facilities........................................................................      22

                                                         SECTION 5
                                                 Covenants of the Company

5.1      Payment and Performance of Obligations.................................................................      22

5.2      Maintenance of Existence, Qualification and Assets.....................................................      22

5.3      Consolidation and Merger...............................................................................      22

5.4      Maintenance of Insurance...............................................................................      23

5.5      Payment of Liabilities, Taxes and Claims...............................................................      26

5.6      Inspections............................................................................................      26

5.7      Reporting Requirements.................................................................................      27

5.8      Records................................................................................................      32
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5.9      Marketing and Management...............................................................................      32

5.10     FICA...................................................................................................      32

5.11     Operating Contracts....................................................................................      32

5.12     Change of Control......................................................................................      32

5.13     Maintenance............................................................................................      33

5.14     Claims.................................................................................................      33

5.15     Registration and Regulations...........................................................................      33

5.16     Other Documents........................................................................................      34

5.17     Further Assurances; Financing Statements...............................................................      35

5.18     Utilities..............................................................................................      35

5.19     Amenities..............................................................................................      35

5.20     Expenses and Closing Fees..............................................................................      35

5.21     Indemnification........................................................................................      37

5.22     No Amounts Due.........................................................................................      39

5.23     Servicing..............................................................................................      39

5.24     Use of Name............................................................................................      39

5.25     Limitation on Debt/Further Encumbrances................................................................      39

5.26     Restrictions on Transfers..............................................................................      40

5.27     Transactions with Affiliates...........................................................................      40

5.28     Restrictive Covenants..................................................................................      41

5.29     Subordinated Obligations...............................................................................      41

5.30     Timeshare Plans........................................................................................      41

5.31     Conveyed Assets; No Modifications......................................................................      41

5.32     Marketing/Sales........................................................................................      42

5.33     Use of Facilities......................................................................................      42

5.34     Prohibition of Fundamental Changes.....................................................................      43

5.35     Limitations on Modifications, Waivers and Extensions of Loan Documents.................................      43

5.36     Servicing..............................................................................................      43

5.37     True and Complete Disclosure...........................................................................      43

5.38     Restrictions on Income and Accounts....................................................................      43
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5.39     Payment Instructions to Purchasers.....................................................................      43

5.40     True Sales.............................................................................................      43

5.41     Restrictions on Actions Affecting Rights...............................................................      44

5.42     Offices and Records....................................................................................      44

5.43     Collection of Conveyed Assets..........................................................................      44

5.44     Maintenance of Licenses................................................................................      44

5.45     Separate Corporate Existence...........................................................................      45

5.46     Recordation and Endorsements...........................................................................      46

5.47     Oak N' Spruce Resort Trust.............................................................................      46

                                                         SECTION 6
                                                repurchases; substitutions

6.1      Repurchase of Defective Receivables....................................................................      47

6.2      Substitutions..........................................................................................      47

                                                         SECTION 7
                                                       MISCELLANEOUS

7.1      Notices, Etc...........................................................................................      48

7.2      Notice to Purchasers...................................................................................      49

7.3      No Waiver; Remedies....................................................................................      49

7.4      Successors and Assigns.................................................................................      49

7.5      No Proceedings.........................................................................................      50

7.6      Amendment..............................................................................................      50

7.7      Total Agreement........................................................................................      50

7.8      GOVERNING LAW; WAIVER OF JURY TRIAL....................................................................      50

7.9      Execution in Counterparts; Severability................................................................      51

7.10     Descriptive Headings...................................................................................      51

7.11     No Set-off.............................................................................................      51

7.12     Further Assurances.....................................................................................      51

7.13     Confidentiality........................................................................................      52

7.14     Right of SPV or TFC to Extend Time of Payment, Substitute, Release Security, Etc.......................      52

7.15     Assignment of SPV's Interest...........................................................................      52
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7.16     Survival...............................................................................................      53

7.17     Accounting Principles..................................................................................      53

7.18     Incorporation of Exhibits..............................................................................      53

7.19     Directly or Indirectly.................................................................................      54

7.20     Gender.................................................................................................      54

7.21     No Duty................................................................................................      54

7.22     Reimbursement for Taxes; Expenses......................................................................      54

7.23     Submissions............................................................................................      54

7.24     Investigations and Inquiries...........................................................................      55

7.25     Consent to Advertising and Publicity of Timeshare Documents............................................      55
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EXHIBIT A   Form of Sale Assignment
EXHIBIT B   Form of Substitution Certificate
EXHIBIT C   Form of Request Notice
EXHIBIT D   Form of Subordinated Note

SCHEDULE 4.30  Subsidiaries, Affiliates and Capital Structure
SCHEDULE 4.31  Specified Indebtedness

         DEVELOPER TRANSFER AGREEMENT, dated as of December 19, 2003, (this "Agreement"), between SILVERLEAF RESORTS, INC., a Texas corporation (the "Company") and SILVERLEAF FINANCE II, INC., a Delaware corporation (the "SPV").

                              W I T N E S S E T H:


         WHEREAS, SPV is a wholly-owned Subsidiary of the Company; and

         WHEREAS, the Company intends to sell, or otherwise contribute, and SPV intends to purchase, or otherwise have contributed to it, certain Receivables originated by the Company, from time to time, as described herein;

         NOW, THEREFORE, the parties agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         1.1 Definitions and Conventions. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Schedule I to the Loan and Security Agreement dated as of the date hereof among SPV and Textron Financial Corporation, as amended or modified from time to time.

         1.2 Other Terms and Interpretation. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Code of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York time. Except as otherwise indicated, all agreements defined in this Agreement refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms.

                                    SECTION 2

                            TRANSFERS OF RECEIVABLES

         2.1 Agreement to Transfer. (a) Pursuant to the terms and conditions of this Agreement, as of the date hereof the Company has contributed as capital the Demand Note to SPV, and, on and after the date of this Agreement, at the initiation of the Company (in its discretion), the Company shall sell or contribute as capital to SPV (such sale or contribution, a "Conveyance"), and SPV shall purchase or acquire from the Company, Receivables that are identified in a Request Notice delivered pursuant to Section 2.1(b) on such date, which Receivables shall be certified by the Company in such Request Notice as Eligible Receivables, together with all other Conveyed Assets related to such Receivables; provided that (x) SPV shall not be required to purchase any Conveyed Assets if it does not have sufficient funds to pay for such assets nor shall SPV be permitted to incur indebtedness to purchase the Receivables, except that SPV may incur indebtedness to Developer evidenced by the Subordinated Note for such purpose to the extent that, after giving effect to such indebtedness, the Overcollateralization Amount equals or exceeds the Required Overcollateralization Amount and (y) the Company shall not be required to sell or contribute any Conveyed Assets unless, in the case of a sale, it shall have received the purchase price therefore in accordance with the terms of this Agreement or, in the case of a contribution, it has agreed to make such contribution (as evidenced by its execution of a Sale Assignment). To effect the conveyance of a Receivable and the other Conveyed Assets with respect thereto, on or before the related Conveyance Date, the Company and SPV shall execute and deliver an assignment in the form attached hereto as Exhibit A (hereafter a "Sale Assignment") with each Receivable being properly endorsed to SPV by an authorized representative of the Company.

                  (b) The Company shall, on the Closing Date and on a date occurring no more frequently than once in each calendar month (each a "Request Notice Date"), deliver to SPV a notice (a "Request Notice") in the form of Exhibit C identifying Eligible Receivables that are to be conveyed on a given Conveyance Date as described in Section 2.1(a) hereof. Such Request Notice shall indicate whether the applicable Conveyance is to be a sale or a contribution. Receivables so sold by the Company are "Sold Receivables" and Receivables so contributed by the Company are "Contributed Receivables."

                  (c) The price paid to the Company with respect to each of its Sold Receivables shall be the SPV Purchase Price. Such SPV Purchase Price shall be paid by means of a cash payment for such Sold Receivable to the Company by SPV on the related Conveyance Date.

                  (d) On and after each Conveyance Date hereunder, SPV shall own the Sold Receivables and the Contributed Receivables which have been (assuming compliance with the terms hereof) identified as being sold to SPV or contributed under this Section 2.1. The Company shall not take any action inconsistent with such ownership and shall not claim any ownership interest or other interest in any Conveyed Asset. The Company shall not be responsible for payments on the Conveyed Assets, including but not limited to the Receivables, and any other credit risk associated therewith shall not be borne by the Company except as specifically provided within this Agreement, the Demand Note and the other Loan Documents.

                  (e) Until the occurrence of a Subservicer Event of Default or a resignation by the Company pursuant to the Subservicing Agreement, the Company, as Subservicer, shall conduct the servicing, administration and collection of such Receivables and shall take, or cause to be taken, all such actions on behalf of SPV and its assigns as may be necessary or advisable to service, administer and collect such Receivables from time to time, all in accordance with (i) the terms of the Subservicing Agreement, (ii) customary and prudent servicing procedures for receivables of a similar type and (iii) all applicable laws, rules and regulations. Documents relating to the Conveyed Assets shall be held by the Custodian. The Company, as Subservicer, may, to the extent specified in the Custodial Agreement, take possession of documents evidencing Conveyed Assets from the Custodian in order to service, administer and collect such Conveyed Assets. Such

                                        2
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         documents shall be held in trust by the Company, as Subservicer, for the benefit of SPV and its assignees as the owners thereof, together with its assignees, and possession of any document relating to the Conveyed Assets is for the sole purpose of facilitating the servicing of the Receivables. Such retention and possession thereof is at the will of SPV and its assignees and is governed by the terms of the Custodial Agreement.

         2.2 Grant of Security Interest. It is the intention of the parties hereto that each transfer of the Conveyed Assets (including the Receivables) to be made hereunder shall constitute a purchase and sale or capital contribution and not a loan. In the event, however, that a court of competent jurisdiction is to hold that any transaction provided for hereby constitutes a loan and not a purchase and sale or capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Company shall be deemed to have granted, and, subject to Permitted Liens, the Company does hereby grant, to SPV a first priority security interest in all of the Company's right, title and interest in, to and under the Receivables purported to be sold or contributed under this Agreement or any Sale Assignment and other Conveyed Assets, and all Collections, and other proceeds of the foregoing, whether now existing or hereafter acquired, that are subject hereto.

         2.3 Delivery of Timeshare Documents. On or before each Conveyance Date, the Company shall deliver to the Custodian on behalf of SPV, pursuant to the SPV Loan Agreement, the Related Documents and Timeshare Documents specified in the SPV Loan Agreement relating to the Receivables on such Conveyance Date.

         2.4 Payments and Interest. Any amount not paid when due hereunder shall accrue interest at a rate equal to the then effective Applicable Default Rate until such time as such amount is paid. Such interest shall be payable upon demand by the party to whom such amount is owed or such party's assignee.

         2.5 Enforcement of Rights under and against the Conveyed Assets. The Company hereby acknowledges and agrees that SPV and its assigns may enforce any and all of its rights and remedies under the Conveyed Assets, including, without limitation, this Agreement. TFC and the Administrative Agent, as SPV's assignees, may enforce SPV's rights and remedies hereunder or in connection herewith so long as such enforcement does not contravene the terms and conditions of the SPV Loan Agreement.

                                    SECTION 3

                                   CONDITIONS

         3.1 Conditions Precedent to the Initial Conveyance. The initial Conveyance hereunder is subject to the following conditions precedent:

                  (a) SPV shall have received on or before the date of the initial Conveyance under this Agreement, each dated such date (unless otherwise indicated), in form and substance satisfactory to SPV, TFC and the Administrative Agent:

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

                           (i) a Sale Assignment, properly completed, executed by SPV and the Company;

                           (ii)     each of the documents and opinions
         (including local counsel opinions) required to be delivered by SPV and relating to the Company, the Conveyed Assets or the Resorts pursuant to
         Section 4.1 of the SPV Loan Agreement;

                           (iii) a certificate of the Chief Financial Officer of the Company certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Sale Assignment, the Loan Documents and the other documents to be delivered by it hereunder or thereunder (on which certificate SPV, TFC and the Administrative Agent may conclusively rely until such time as SPV, TFC and the Administrative Agent shall receive from the Company a revised certificate meeting the requirements of this subsection (iii)) and certifying that (A) none of the constituting documents of the Company, the by-laws of the Company or the Company's jurisdiction of organization has changed since the date of the delivery of the last certified constituting documents and by-laws delivered, (B) that the Company is qualified as a foreign corporation in all such jurisdictions and still in good standing in all jurisdictions in which the nature of its business requires it to be so qualified, (C) all representations and warranties made by the Company in the Loan Documents are true and correct in every particular; (D) no financing statements or other similar instruments and documents relating to the Receivables or any of the other Conveyed Assets (other than those related to Permitted Liens) have been filed in any Lien Filing Office or in any other jurisdiction, other than those financing statements, other similar instruments and documents shown on the certified copies of the requests for information or copies (or a search report certified by a party acceptable to TFC and the Administrative Agent) provided pursuant to clause (vi) below, which financing statements or other similar instruments and documents must be terminated pursuant to clause (iv) below; (E) the aggregate Outstanding Balance of DAT Receivables determined as of the Cut-off Date does not exceed 40% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date, (F) the aggregate Outstanding Balance of ONS Receivables determined as of the Cut-off Date does not exceed 21.84% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date, and (G) the aggregate Outstanding Balance of PPM Receivables determined as of the Cut-off Date does not exceed 5% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date;

                           (iv) copies of properly executed termination statements or statements of release (Form UCC-3) or other similar instruments or documents, if any, in form and substance satisfactory for filing under the Code or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of TFC and the Administrative Agent, desirable to release all security interests and similar rights of any Person in the Receivables or any of the other Conveyed Assets, which rights were previously granted by the Company, except for Permitted Liens;

                           (v) executed financing statements (Form UCC-1), in respect of the Conveyed Assets naming the Company as debtor, SPV as secured party, TFC as assignee and the Conveyed Assets relating to the Receivables originated by the Company as collateral, in the Lien Filing Offices and such other locations as TFC and the Administrative Agent shall require (collectively, the "UCC-1 Financing Statements");

                           (vi) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the TFC and the Administrative Agent), dated a date reasonably near and prior to the date of the initial Conveyance, listing all effective financing statements and other similar instruments and documents including those referred to above in subsections (iv) and (v) which name the Company (under its present name and all previous names thereof) as debtor and which are filed in all Lien Filing Offices and in all other jurisdictions requested by TFC and the Administrative Agent, together with copies of such financing statements, none of which, except those filed pursuant to subsections (iv) and (v) above, shall cover any Receivables or any other Conveyed Assets, except for Permitted Liens;

                           (vii) arrangements regarding the Permitted Liens shall have been agreed upon by the Company, SPV, TFC and the Administrative Agent;

                           (viii) any necessary third party consents to the closing of the transactions contemplated hereby, in form and substance satisfactory to TFC and the Administrative Agent; and

                           (ix) the Demand Note, properly completed, executed by the Company, delivered to SPV and endorsed by SPV to TFC.

                  (b) The Company shall provide TFC and the Administrative Agent with evidence satisfactory to such Persons that all indebtedness of the Company to any Subject Person or any Affiliate is subordinate to the obligations of the Company under the Loan Documents.

                  (c) All actions taken in connection with the execution or delivery of the Loan Documents, and all documents and papers relating thereto, shall be reasonably satisfactory to TFC, the Administrative Agent and their counsel. TFC, the Administrative Agent and their counsel shall have received copies of such documents and papers as TFC, the Administrative Agent or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to such Persons.

                  (d) The Company shall have paid all fees, expenses and other amounts required to be paid prior to or on the Closing Date, pursuant to this Agreement or the other Loan Documents.

                  (e) The Company's servicing systems, reporting and general consumer loan servicing capability must be deemed acceptable to TFC, the Administrative Agent and their auditors. The reasonable cost of any pre-funding servicing audit will be borne by the Company.

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

         3.2 Conditions Precedent to All Conveyances. The obligation of SPV to pay for each Sold Receivable, or to accept the contributions of each Contributed Receivable, as applicable, on each Conveyance Date (including the initial Conveyance Date and the date of any substitution under Section 6) shall be subject to the further conditions precedent that on such Conveyance Date:

                  (a) The following statements shall be true (and delivery by the Company of a Request Notice, and the acceptance by the Company of the SPV Purchase Price for any Receivables on any Conveyance Date, if applicable, shall constitute a representation and warranty by the Company that on such Conveyance Date such statements are true):

                           (i) the representations and warranties of the Company contained in the Loan Documents shall be correct on and as of such Conveyance Date, before and after giving effect to such Conveyance and to the application of proceeds therefrom, as though made on and as of such date;

                           (ii) no event has occurred, or would result from such Conveyance or from the application of the proceeds therefrom, which constitutes an Event of Default, a Default or a Developer Event of Termination (except as described in clause (f) of the definition thereof);

                           (iii) no event has occurred which constitutes a Subservicer Event of Default or would constitute a Potential Subservicer Event of Default; and

                           (iv) each Receivable designated as an Eligible Receivable is an Eligible Receivable;

                  (b) SPV shall have received a Sale Assignment in the form attached as Exhibit A hereto, dated the related Conveyance Date, executed by SPV and the Company;

                  (c) Certified copies of requests for information or copies (or a similar search report certified by a party acceptable to TFC and the Administrative Agent), dated a date reasonably near and prior to the date of the initial Conveyance, listing all effective financing statements and other similar instruments and documents including those referred to above in Section 3.1(a) which name each of the Company or SPV, as the case may be, as debtor, and which are filed in the Lien Filing Offices, together with copies of such financing statements, none of which, except those filed pursuant to Section 3.1(a) above and those relating to Permitted Liens, shall cover any Conveyed Assets.

                  (d) The representations and warranties of the Company contained in the Sale Assignment shall be correct on and as of such Conveyance Date, before and after giving effect to such Conveyance and to the application of proceeds therefrom, as though made on and as of such date;

                  (e) The Company shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to TFC and the Administrative Agent, as TFC and the Administrative Agent may reasonably request;

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

                  (f) No Material Adverse Effect shall have occurred with respect to the Company since the preceding Conveyance Date and there shall have been no material adverse change in the financial markets or in the ability of TFC to securitize its interests in the Loan and related assets, since the preceding Conveyance;

                  (g) With respect to all Sold Receivables and Contributed Receivables existing on the Closing Date (other than Specified Receivables and the ONS Receivables), at least three days (3) days prior to the Closing Date and, with respect to each Substitute Receivable, at least three (3) days prior to the related Substitution Date the Company shall deliver or cause to be delivered to TFC title insurance commitments (endorsed to TFC) to issue a mortgagee's title insurance policy, in A.L.T.A. form, underwritten by a company acceptable to TFC and the Administrative Agent in all respects, which commitments will insure the lien of each Timeshare pledged to TFC in an amount not less than the Outstanding Balance of the applicable Receivables and containing such affirmative coverage as TFC and the Administrative Agent deem reasonably necessary;

                  (h) The Company shall furnish or cause to be furnished to TFC and the Administrative Agent, a policy or policies of fire and all risk property insurance, including extended coverage for the full replacement value of the related Units and/or Resort in amounts sufficient to avoid co-insurance liability, naming TFC and its assigns as mortgagee, loss payee, or additional insured as TFC and the Administrative Agent shall so specify. Resort insurance amounts, deductible and coverages shall be subject to TFC's and the Administrative Agent's approval, with thirty (30) days prior notice of cancellation or modification; provided however, it is agreed that the insurance policies delivered by the Company to TFC and the Administrative Agent prior to the Closing Date are acceptable to TFC and the Administrative Agent;

                  (i) Evidence that all insurance policies (including casualty, liability and title insurance) required to be maintained with respect to the Resorts hereunder are in full force and effect and all premiums with respect thereto have been paid in full; and

                  (j) The Receivables listed in the Sale Assignment or any written report to TFC and the Administrative Agent as having been transferred to SPV are subject to a first priority, perfected security or ownership interest in favor of SPV, except to the extent of Permitted Liens.

         3.3 Effect of Failure to Satisfy Conditions. The failure to satisfy any condition specified in Section 3.1 or 3.2 shall not invalidate any transfer of Receivables or other Conveyed Assets, but shall constitute a breach of this Agreement for which damages may be claimed unless SPV, TFC and the Administrative Agent shall have agreed otherwise in writing.

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

         The Company, for the benefit of SPV and its assigns (including the Secured Parties), makes the representations and warranties in this Section 4 as of the date hereof and each Conveyance Date.

         4.1      Eligible Receivable. With respect to the Conveyed Assets, that
(i) each Receivable described herein as a Sold Receivable or Contributed Receivable is an Eligible Receivable as of the applicable Conveyance Date and the aggregate Outstanding Balance of DAT Receivables determined as of the Cut-off Date does not exceed 40% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date; (ii) as of the Substitution Date for each Substitute Receivable, such Substitute Receivable is an Eligible Receivable and is not a DAT Receivable;
(iii) each Receivable is an Eligible Receivable on each date as of which the related Receivable is described as an Eligible Receivable in any report or other writing or information delivered to TFC, SPV or the other Secured Parties, (iv) the aggregate Outstanding Balance of ONS Receivables determined as of the Cut-off Date does not exceed 21.84% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date; (v) as of each Substitution Date, the aggregate Outstanding Balance of Exchange Receivables and Replacement Receivables for that Substitution Date that constitute ONS Receivables does not exceed the aggregate Outstanding Balance of the Deleted Receivables and Upgrade Receivables for that Substitution Date that constitute ONS Receivables, (vi) the aggregate Outstanding Balance of PPM Receivables determined as of the Cut-off Date does not exceed 5% of the aggregate Outstanding Balance of the Sold Receivables and the Contributed Receivables determined as of the Cut-off Date; and (vii) as of each Substitution Date, the aggregate Outstanding Balance of Exchange Receivables and Replacement Receivables for that Substitution Date that constitute PPM Receivables does not exceed the aggregate Outstanding Balance of the Deleted Receivables and Upgrade Receivables for that Substitution Date that constitute PPM Receivables.

         4.2 Organization, Standing, Qualification. The Company is a Texas corporation duly organized, validly existing and in good standing under the laws of the State of Texas and as a foreign corporation under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualifications; has all requisite power to conduct its business and to execute and deliver, and to perform its obligations under, the Loan Documents; has its principal place of business and chief executive office located at, and for purposes of the Code is located at the Developer Address; has the exact legal name set forth in the preamble of this Agreement and the Company has not changed its name in the last six (6) years; has no trade names, fictitious names, assumed names or "doing business as" names; and has the organizational identification number of the Company Organizational Number.

         4.3      Authorization, Enforceability, No Conflict, Etc.

                  (a) The execution, delivery and performance by the Company of the Loan Documents has been duly authorized by all necessary corporate actions by the Company and does not and will not, and the transactions contemplated thereby do not and will not, (i) conflict with or otherwise violate any provision of the Company's certificate or articles of incorporation, bylaws, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which the Company is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of the Company other than Liens in favor of SPV; or (iii) result in a breach of, or constitute a default by the Company under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which the Company is a party or by which it or any of their assets are bound or affected.

                  (b) No approval, authorization, order, license, permit, franchise or consent of, or registration, qualification or filing with, any governmental authority or other Person, including without limitation, any applicable regulatory authorities of each Applicable Timeshare Owners' Association, is required in connection with the execution, delivery and performance by the Company of any of the Loan Documents.

                  (c) The Loan Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                  (d) It is the intention of the parties hereto that the transfer and conveyance of assets made or to be made hereunder shall constitute a sale or capital contribution to SPV, and not a pledge to SPV, of such assets. The execution and delivery of the Loan Documents, the delivery and endorsement to SPV of the Sold Receivables and/or Contributed Receivables, as applicable, the filing of the UCC-1 Financing Statements as provided in Section 3 and the recordation of the Assignment of Receivables and Timeshare Mortgages in the public records of all Lien Filing Offices create in favor of SPV and its assigns a valid and perfected ownership interest or (if, notwithstanding the intent of the parties, the transfers and conveyances hereunder are found to constitute a pledge) continuing first priority Lien in and to all of the Conveyed Assets.

                  (e) None of the Sold Receivables or Contributed Receivables are forged or has affixed thereto any unauthorized signatures or has been entered into by any Person without the required legal capacity; and during the term of this Agreement, none will be forged, or will have affixed thereto, any unauthorized signatures.

                  (f) There have been no modifications or amendments whatsoever to the Sold Receivables, Contributed Receivables or the related Timeshare Mortgages other than Permitted Modifications.

                  (g) The Purchasers obligated under the Eligible Receivables have no defenses, offsets, counterclaims or claims relating to the Eligible Receivables or the Timeshare Mortgages.

                  (h) The Sold Receivables, Contributed Receivables and the related Timeshare Mortgages were executed and delivered by Purchasers in favor of the Company in connection with the purchase of the related Encumbered Timeshares.

                  (i) The Timeshare Mortgages constitute and will constitute valid and enforceable first priority Liens on the Encumbered Timeshares and all appurtenances, easements, rights, interests, and goods related thereto.

                  (j) The Sold Receivables, Contributed Receivables and the related Timeshare Mortgages are and shall remain in full force and effect, are and will be valid and binding obligations of the respective Purchasers in favor of TFC, as holders; and the Company further warrants and guarantees the value, quantity, sound condition, grade and quality of the Encumbered Timeshares and all rights, properties, easements and interests appurtenant or related thereto.

                  (k) The grant of the security interests as provided herein or in the Securitization Facility has not affected and will not affect the validity or enforceability of the obligations of the respective Purchasers of the Sold Receivables or Contributed Receivables under such Receivables or the related Timeshare Mortgages.

                  (l) The information regarding insurance maintained by the Company, SPV, each Resort and each Applicable Timeshare Owners' Associations is true, correct and complete in all respects, and all such insurance is in full force and effect.

                  (m) SPV is not required to take, and shall not be required to take, any steps required to protect SPV's ownership of and (pursuant to Section 2.2 above) security interests in the Conveyed Assets, and the Company has taken any and all steps required to protect SPV's ownership of and (pursuant to Section 2.2 above) security interests in the Conveyed Assets; and SPV is not and shall not be required to collect or realize upon the Conveyed Assets or any distribution of interest or principal, nor shall loss of, or damage to, the Conveyed Assets release Company from any of its obligations hereunder or under the Loan Documents.

         4.4 Financial Statements and Business Condition; Solvency. (a) The Financial Statements fairly present the respective financial conditions and results of operations of the Company as of the date or dates thereof and for the periods covered thereby. There are no material liabilities, direct or indirect, fixed or contingent, of the Company as of the dates of such Financial Statements which are not reflected therein or in the notes thereto, which have not otherwise been disclosed to SPV in writing. Except for any such changes heretofore expressly disclosed in writing to SPV, there has been no material adverse change in the respective financial conditions of the Company or from the financial conditions shown in its Financial Statements, nor has the Company incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in its Financial Statements.

                  (b) The Company is able to pay all of its debts as they become due, and the Company shall maintain such solvent financial condition, as long as the Company has any obligations hereunder or under the Loan Documents to SPV or TFC, or in any other manner whatsoever. The Company's obligations under the Loan Documents will not render the Company unable to pay its debts as they become due. The present fair market value of the Company's assets are greater than the amount required to pay its total liabilities. As of the date hereof and immediately after giving effect to the transactions contemplated hereby, the Company is solvent and will be able to pay its debts as they mature and will not be rendered insolvent by the transactions contemplated by the Loan Documents and, after giving effect to such transactions, the Company will not be left with an unreasonably small amount of capital with which to engage in the business in which it is engaged or proposes to engage and the Company has not intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature, and the Company does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or other proceedings for the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company or any of its respective assets. The Company is not transferring any Conveyed Assets with any intent to hinder, delay or defraud any of its creditors.

         4.5 Taxes. In accordance with the requirements set forth in the Applicable Underlying Declarations, the Company represents and warrants that the Company or each Applicable Timeshare Owner's Association, as required, has paid in full all ad valorem taxes and other taxes and Assessments to be levied against the Conveyed Assets, and the Company knows of no basis for any additional taxes or Assessments against any Resort or the Conveyed Assets. The Company or each Applicable Timeshare Owners' Association, as the case may be, has filed all tax returns required to have been filed by it or them and have paid or will pay, prior to delinquency, all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it or them, to the extent the same have become due and payable. The Company shall pay or use its best efforts to cause each Applicable Timeshare Owners' Association to collect and pay all applicable sales, rental, occupancy and other taxes with regard to the sale or rental of any Timeshares related to the Conveyed Assets hereunder. To the best of the Company's knowledge, no tax audit is pending or is threatened with respect to the Company, SPV or any Applicable Timeshare Owners' Association.

         4.6 Title to Properties; Prior Liens; Permitted Liens. Prior to the transfer thereof to SPV, the Company had, subject to the Permitted Liens, good and marketable title to all of the Conveyed Assets and all rights, properties and benefits appurtenant or related thereto. The real estate assets of the Company consist of the Resorts and certain other improved and unimproved property. The Company's sole business involves the marketing, sale and financing of Timeshares at the Resorts. The Company is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by all or any portion of the Conveyed Assets, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. Other than the Permitted Liens, there are no Liens, security interests, charges or encumbrances against all or any portion of the Conveyed Assets. Other than with respect to Permitted Liens, no financing statement or other instrument similar in effect covering all or any part of the Conveyed Assets is on file in any Lien Filing Office or any other recording office, except such as may have been filed in favor of SPV or its assignees.

         4.7 Subsidiaries, Affiliates and Capital Structure. The Company has no Subsidiaries or Affiliates which have any involvement or interest in any Resort in any way except as set forth on Exhibit J to the SPV Loan Agreement or as otherwise contemplated by the Loan Documents. For so long as the Company has any obligations to SPV or TFC under any of the Loan Documents, there shall not, without TFC's and the Administrative Agent's prior written consent, which may be granted or withheld in TFC's or Administrative Agent's sole discretion, be any Change of Control or change of ownership of SPV that would result in the Company owning less than 100% of the equity of SPV. The Company is not a party to any proxies, voting trusts, agreements or similar arrangements pursuant to which voting authority, rights or discretion with respect to the Company or SPV is vested in any other Person.

         4.8 Litigation, Proceedings, Etc. Except as disclosed to SPV, TFC and the Administrative Agent in writing prior to the Closing Date, there are no actions, suits, proceedings, orders or injunctions pending or, to the best of the Company's knowledge, threatened against or affecting the Company, any Affiliate of the Company, any Resort or any Applicable Timeshare Owners' Association, at law or in equity, or before or by any governmental authority or other tribunal, which (a) could have a material adverse effect on the Company, any Affiliate of the Company or any Resort; (b) asserts the invalidity of the Loan Documents, (c) seeks to prevent the transfer, sale, contribution, or pledge of any Receivable or Conveyed Asset or the consummation of any of the transactions contemplated hereby or thereby, or (d) seeks a determination or ruling that might materially and adversely effect (1) the performance by the Company or SPV of its obligations under the Loan Documents, (2) the validity or enforceability of the Loan Documents, or (3) the Conveyed Assets, or the interests of SPV therein, (4) or any Resort. Exhibit H to the SPV Loan Agreement describes all currently pending litigation against the Company, SPV and each Subject Person. Except as disclosed in Exhibit H to the SPV Loan Agreement, the Company has not received any notice from any court, governmental authority or other tribunal alleging that any such Person or any Resort has violated the Timeshare Act, any other applicable statute, ordinance, rule or regulation governing the marketing and sale of Timeshares, any Applicable Underlying Declaration or any other applicable laws, agreements or arrangements that could have any material effect on the transactions contemplated hereby and by the Loan Documents, the Conveyed Assets or any Resort. The Company shall provide to SPV prompt written notice of any action commenced against any of the foregoing Persons.

         4.9 Environmental Matters. No Resort contains any Hazardous Materials, and no Hazardous Materials are used or stored at or transported to or from any Resort, except in accordance with applicable laws. Neither the Company nor any Applicable Timeshare Owners' Association, Resort or any manager thereof has received notice from any Governmental Authority, entity or other Person with regard to Hazardous Materials on, under or affecting the Conveyed Assets, and neither the Company, the Conveyed Assets, nor any portion thereof, nor to the Company's knowledge after diligent inquiry, any Resort, any Applicable Timeshare Owners' Association or any manager thereof, is in violation of any Environmental Laws.

         4.10 True and Complete Disclosure. (a) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Company, any Subject Person, if any, or SPV and their Affiliates to SPV, TFC or the other Secured Parties in connection with the transactions contemplated by the Loan Documents, the Resorts or the Conveyed Assets or in connection with the negotiation, preparation or delivery of the Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

                  (b) The information set forth in the Contract Schedule is true and correct with respect to each Contract File described therein.

                  (c) The Company knows of no fact or condition which could prevent or delay the sale of Timeshares to Purchasers or prevent or impede the operation of any Resort in accordance with the Applicable Underlying Declaration and related public offering statements or other disclosure documents, and in accordance with applicable law, or prevent the Company's performance of its obligations pursuant to the Loan Documents.

                  (d) There is no fact known to the Company that, after due inquiry, should reasonably be expected to have material adverse effect on the ability of the Company or SPV or their Affiliates to perform their obligations under the Loan Documents or on the value of the Conveyed Assets that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to SPV, TFC and the other Secured Parties for use in connection with the transactions contemplated hereby or thereby.

         4.11 Margin Stock. No part of the proceeds received by the Company or any Affiliate in respect of the SPV Purchase Price will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of, debt that was incurred for the purposes of purchasing or carrying, any "margin stock," as such term is defined in Section 221.3 of Regulation U of the Board of Governors of the Federal Reserve System.

         4.12 No Defaults. No Default, Event of Default or Developer Event of Termination (with respect to the Company or SPV) exists, and there is no violation in any material respect of any term of any agreement, constituting document, bylaw or other instrument to which the Company or any Affiliate thereof is a party or by which it may be bound.

         4.13     Compliance with Law; Licenses, Etc.

                  (a) The Company is not in violation, nor is any Resort, the business operations in respect of any Resort or, to the best of the Company's knowledge after due inquiry, any Applicable Timeshare Owners' Association, in violation of the Timeshare Act or any other statue, ordinance, rule or regulation of the State of Texas or any Resort State or any other jurisdiction to which the Company, any Encumbered Timeshare, the business operations conducted in respect of any Resort, or any Applicable Timeshare Owners' Association, are subject.

                  (b) The Company has not failed, nor has SPV, any Resort, any Applicable Timeshare Owners' Association controlled by the Company pursuant to the Timeshare Act or, to the best of the Company's knowledge, any Applicable Timeshare Owners' Association which the Company no longer controls pursuant to the Timeshare Act, failed to obtain any consents or joinders, or any approvals, licenses, permits, franchises or other governmental authorizations, or to make or cause to be made any filings, submissions, registrations or Applicable Underlying Declaration with any government or agency or department thereof, necessary to the establishment, ownership or operation of Encumbered Timeshares or any of the Company's or SPV's properties, or to the conduct of the Company's or SPV's business, including, without limitation, the previous offer and sale of Timeshares or the sale, or offering for sale, of Encumbered Timeshares at any Resort, which violation or failure to obtain or register materially adversely affects the Company, SPV, the Encumbered Timeshares or the business, prospects, profits, properties or condition (financial or otherwise) of the Company, SPV, the Company's Affiliates or any Resort. The Company, SPV, each Resort, each Applicable Timeshare Owners' Association, the Company's Affiliates involved in the management or operation of any Resort and all other Persons involved in the management or operations of any Resort, possess and will at all times continue to possess all requisite franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its or their business as now being conducted, without any known conflict with the rights of others and, with respect to the Company, SPV and the Conveyed Assets in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement or option other than as provided for by this Agreement or otherwise contemplated in the Loan Documents to be executed by SPV to the benefit of the Secured Parties. All such licenses and permits are presently in full force and effect, and there is no action currently pending or, to the best of the Company's knowledge after diligent inquiry, threatened to revoke or modify any such license or permit.

                           (i) The Company has, in all material respects, complied with and will continue to comply with all laws and regulations of the United States, the State of Texas, each state in which a Resort or any portion of the Conveyed Assets is located, any political subdivision or any such state and any other governmental, quasi-governmental or administrative jurisdiction in which Timeshares have been sold or offered for sale, or in which sales, offers of sale or solicitations with respect to any Resort have been or will be conducted, including to the extent applicable, but not limited to: (A) the Timeshare Act; (B) the Consumer Credit Protection Act and any other applicable consumer protection law; (C) Regulation Z of the Federal Reserve Board; (D) the Equal Credit Opportunity Act; (E) Regulation B of the Federal Reserve Board; (F) the Federal Trade Commission's 3-day cooling-off Rule for Door-to-Door Sales; (G) Section 5 of the Federal Trade Commission Act; (H) Interstate Land Sales Full Disclosure Act ("ILSA"); (I) federal postal laws; (J) applicable state and federal securities laws; (K) applicable usury laws; (L) applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (M) applicable real estate sales licensing, disclosure, reporting and escrow laws; (N) the Americans With Disabilities Act and related accessibility guidelines ("ADA"); (O) Real Estate Settlement Procedures Act ("RESPA"); (P) all amendments to and rules and regulations promulgated under the foregoing acts or laws; (Q) the Federal Trade Commission's Privacy of Consumer Financial Information Rule; (R) other applicable federal statutes and the rules and regulations promulgated thereunder; and (S) any state law or law of any jurisdiction (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Resort and the Conveyed Assets, or the sale, offering for sale, marketing or financing of Timeshares. The Company's marketing and sales practices are in compliance with applicable State and federal laws, including without limitation, its lead generation techniques. Neither the Company nor any Subject Person has been contacted or notified of any Federal Trade Commission or state trade commission inquiry or investigation or any Department of Justice or state Attorney General inquiry or investigation in connection with marketing and sale of Timeshares, except as disclosed in writing by the Company to SPV, TFC and the Administrative Agent prior to the Closing Date.

                           (ii) The marketing, sale, offering for sale, rental, solicitation of Purchasers and financing of Timeshares by the Company at the Resorts (A) do not constitute the sale, or the offering for sale, of securities subject to the registration or other requirements of the Securities Act of 1933, as amended, or any state securities law; (B) do not violate the Timeshare Act or any other statute, ordinance, rule or regulation of any state in which such Resort is located or any other state or jurisdiction in which a Purchaser resides or in which sales or solicitation activities occur; and (C) do not violate any consumer credit or usury statute of Texas, any Resort State or any other state or jurisdiction in which a Purchaser resides or in which sales or solicitation activities occur. All Timeshare marketing and sales activities are performed by the Company or other independent contractors of the Company, all of whom are and shall remain properly licensed in accordance with applicable laws. The Company has registered each Resort to permit Timeshare sales and pre-sales pursuant to applicable registration laws, and the Company has complied with all laws governing its conduct. Before the Company markets, offers for sale or sells Timeshares in any other jurisdiction, the Company will promptly notify SPV and TFC and provide SPV and TFC with evidence satisfactory to SPV and TFC that the Company has complied with all laws of such jurisdiction governing its proposed conduct.

         4.14 Restrictions of the Company or the Subject Persons. None of the Company, the Subject Persons, any Resort, the Encumbered Timeshares, or any Applicable Timeshare Owners' Association, is a party to any contract or agreement, or subject to any Lien, charge or organizational restriction, which materially and adversely affects its or their business, provided that the parties hereto acknowledge the existence of the Liens arising under the Existing Agreements. The Company will not be, on or after the Closing Date, a party to any contract or agreement which (i) restricts its right or ability to incur indebtedness, except for the Existing Agreements, as to which all necessary consents with respect to the Loan Documents have been obtained or (ii) prohibits the Company's execution of, or compliance with the terms of, this Agreement or the other Loan Documents. The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Conveyed Assets, whether now owned or hereafter acquired, to be subject to a Lien except for Permitted Liens.

         4.15 Broker's Fees. SPV and the Company represent to each other that neither of them has made any commitment or taken any action which could result in a claim for any broker's, finder's or other similar fees or commissions with respect to any of the transactions contemplated by this Agreement. The Company agrees to indemnify SPV and save and hold the other harmless from and against all claims of any Person for any broker's or finder's fee, commission or similar amount, and this indemnity shall include reasonable attorneys' fees and legal expenses.

         4.16 Deferred Compensation Plans. Company has no pension, profit sharing or other compensatory or similar plan providing for a program of deferred compensation for any employee or officer except as set forth in Exhibit M to the SPV Loan Agreement. No fact or situation, including but not limited to any Reportable Event, exists or will exist in connection with any Plan of the Company which might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan. No Prohibited Transaction exists or will exist upon the execution and delivery of the Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. The Company will (A) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each of its Plans; (B) promptly, after the filing thereof, furnish to SPV copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said
Section 103; (C) notify SPV and TFC immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (D) notify SPV and TFC of any Prohibited Transaction. The Company will not, and will not permit its Affiliate to, (A) engage in any Prohibited Transaction; or (B) terminate any such Plan in a manner which could result in the imposition of a Lien on any asset of the Company pursuant to Section 4068 of the Pension Reform Act.

         4.17 Labor Relations. The employees of the Company are not parties to any collective bargaining agreement with the Company and, to the best of the Company's knowledge, there are no material grievances, disputes or controversies with any union or any other organization of the Company's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

         4.18     The Resorts.

                  (a) Timeshare Plan. Each Resort has been established and dedicated and is and, to the Company's knowledge, will remain, a timeshare plan and project in full compliance with all applicable laws and regulations, including without limitation, the Timeshare Act. Related real property, all Units, all Improvements constructed or to be constructed thereon, the Common Amenities, the Common Furnishings, the Facilities and all related real and personal property have been and will continue to be duly submitted to the provisions of the Applicable Underlying Declaration and the Timeshare Documents, where applicable. The Company will not vote to amend and will ensure that each Applicable Timeshare Owners' Association does not vote to terminate or amend any Applicable Underlying Declaration in any material respect without the prior written approval of TFC and the Administrative Agent. SPV is under no obligation to accept as Conveyed Assets any Receivables from any Resort not listed on Exhibit F to the SPV

         Loan Agreement unless and until TFC and the Administrative Agent consent in writing to the addition of a new Resort from which the Company may sell, contribute or assign Receivables to SPV as Conveyed Assets and such Exhibit F is amended to include such new Resort.

                  (b) Access. Each Resort and all Units and Common Amenities have direct access to publicly dedicated roads, and all roadways inside each Resort are subject to an access and use easement or other dedication or provision that benefits and will continue to benefit all Purchasers.

                  (c) Utilities. Electric, gas, sanitary and stormwater sewer, telephone, water facilities and other necessary utilities are available and there is sufficient capacity to service each Resort and all Units, Common Amenities and Facilities. Any easements necessary to the furnishing of such utility services have been obtained, duly recorded and inure to the benefit of the applicable Resort, the Applicable Timeshare Owners' Association and all Purchasers.

                  (d) Amenities and Use Rights. Each Purchaser of a Timeshare has and will forever continue to have the guaranteed, permanent, non-exclusive right to use and right of ingress and egress to the all of the Facilities and public utilities of the applicable Resort, pursuant to the terms of the Applicable Cross Easement Agreement and the Timeshare Documents. There shall be non-disturbance agreements or similar arrangements in place to provide absolute assurances to Purchasers in good standing of Timeshares and users and occupants of Units that their right to use any Facilities (pursuant to the Timeshare Documents) which are owned by the Company, a Subject Person, their respective Affiliates, or the Applicable Timeshare Owners' Association which may be encumbered by a third party lender (including the Facilities) is forever protected and assured and cannot be interfered with by the Company, such Subject Person, such Affiliate, the Applicable Timeshare Owners' Association or any lender.

                  (e) Construction. All costs arising from the Company's construction or acquisition of the Resorts, including all buildings and Units and any other Improvements and the purchase of any furniture, fixtures, equipment, inventory, furnishings or other personalty related to the Conveyed Assets hereunder have been paid or will be paid when due.

                  (f) Tangible Property. Except for specific items which may be owned by independent contractors, the machinery, equipment, fixtures, tools and supplies used in connection with each Resort, including without limitation, with respect to the operations and maintenance of the Units, Common Amenities, Common Furnishings and Facilities, are owned by the Applicable Timeshare Owners' Association, the Company or an Affiliate of the Company. In connection therewith, the Company will obtain such non-disturbance and estoppel agreements as SPV or TFC may require.

                  (g) Units at the Resorts. Each Unit is fully furnished and ready for use and occupancy by Purchasers. All Common Furnishings (including appliances) within Units in which the Company has sold Timeshares have been fully paid for and are free and clear of any Liens or other interests of any third party (except for Permitted Liens), including any lessor or other lender.

                  (h) Assessments. Each Purchaser is automatically a member of the Applicable Timeshare Owners' Association, a non-profit corporation organized under a state of the United States, which has the authority to levy annual assessments to cover the costs of maintaining and operating the related Resort. Each Applicable Timeshare Owners' Association is solvent, and currently levied assessments upon Purchasers will be adequate to cover the costs of maintaining and operating the applicable Resort. Silverleaf Club on behalf of each Applicable Timeshare Owners' Association maintains adequate funds to make capital improvements in accordance with the Reserve Plan. The Company is current with respect to the payment of all assessments and other amounts owed to the Applicable Timeshare Owners' Association in connection with any Timeshares of which the Company is deemed the owner. There are no events which currently exist or could reasonably be foreseen by the Company which could give rise to a material increase in such costs. The Company will or will use its best efforts to cause Silverleaf Club on behalf of the Applicable Timeshare Owners' Association to maintain the adequate funds to make capital improvements in accordance with the Reserve Plan. Except as otherwise provided by law, any lien for delinquent assessments due with respect to any Encumbered Timeshare will be subordinate to the lien of the Timeshare Mortgage assigned to SPV for such Encumbered Timeshare.

         4.19 Reservation System. The Reservation System for each Resort is fully operational for its intended purpose. The Reservation System includes the computer software owned by the Silverleaf Club and licensed by the Silverleaf Club to SPV and its successors and assigns, in each case so as to allow Purchasers reasonable access thereto. The Company hereby acknowledges and agrees that the license provided to SPV is irrevocable and will remain in effect notwithstanding the terms of any such prior pledges and licenses so long as any Conveyed Assets remain outstanding. The Company acknowledges the significance of the Reservation System to the ability of the Resorts to operate properly and allow Purchasers to reserve assigned Units and exercise use rights. The Company agrees to prepare, or to cause to be prepared, reports and provide information on the Reservation System promptly upon request from SPV.

         Nothing contained herein shall abrogate or otherwise interfere with any proprietary rights in the Reservation System that have been reserved by Silverleaf Club, so long as such proprietary rights are not asserted in a manner that would prevent the continued operation of the Reservation System as contemplated herein.

         4.20 Timeshare Documents and Reports. The Company has furnished to SPV true and correct copies of the Timeshare Documents listed on Exhibit G to the SPV Loan Agreement which consist of all those placed on file by the Company with the Regulators or any other appropriate federal, state or local regulatory or recording agencies, offices or departments, if required. All such filings and/or recordations, and all joinders and consents, necessary in order to establish the plan in respect to the Encumbered Timeshares, including without limitation, each Resort, the Units, Timeshares, and all Common Amenities, Common Furnishings, and all related use and access rights have been done or obtained, and all statutes, ordinances, rules and regulations, and all agreements or arrangements, in connection therewith have been complied with.

         4.21 Operating Contracts. The contracts, agreements and arrangements listed and described on Exhibit K to the SPV Loan Agreement comprise all of the Operating Contracts. All of the Operating Contracts are and shall (unless SPV and TFC shall otherwise consent in advance in writing) remain unmodified, free and clear of any Lien except Liens disclosed in writing to TFC and the Administrative Agent prior to the date hereof, and are in full force and effect.

         4.22 Architectural and Environmental Control. All Units, Common Amenities, Common Furnishings and other real or personal property at, upon or appurtenant to each Resort are and will continue to be in compliance with the design, use, architectural and environmental control provisions, if any, set forth in the Applicable Underlying Declaration, and other Timeshare Documents.

         4.23 Tax Identification Numbers. The Company's federal taxpayer's identification number is the Developer Tax ID Number.

         4.24 True Sales. Each Receivable has been conveyed to SPV pursuant to a "true" sale or contribution (and not merely a pledge) and SPV shall not be consolidated with the Company, any Subject Person or their respective Affiliates for the purposes of any Debtor Relief Laws.

         4.25 Account Information. The Lock-Box Accounts and the Collection Account are the only accounts to which Purchasers are directed to remit Collections. Within 30 calendar days of the Closing Date, the Company shall establish one or more merchant accounts in the name of SPV (the "Merchant Accounts") in order to facilitate the processing of credit card payments for the Pledged Receivables. Such Merchant Accounts shall be dedicated solely to the Pledged Receivables. The Company shall instruct SPV to cause amounts credited to such Merchant Accounts to be deposited into a Collection Account. Neither the Company nor SPV shall change such instructions given to SPV without the written consent of TFC and the Administrative Agent.

         4.26 Interest in Real Property. The Timeshare underlying each Sold Receivable and each Contributed Receivable is an interest in real property consisting of an undivided interest in fee simple in a lodging unit or group of lodging units at each Resort for a fixed or floating period of time; provided that, subject to the criteria set forth in the definition of Eligible Receivable, Timeshares underlying the Sold Receivables and the Contributed Receivables may be beneficial interests in the Oak N' Spruce Resort Trust and are therefore not fee interests in real property.

         4.27 Perfection Representations and Warranties. The Company, for the benefit of SPV and the Secured Parties, makes the following representations and warranties (the "Perfection Representations and Warranties").

                  (a) General. It is the intention of the parties hereto that the transfer and conveyance of assets made or to be made hereunder shall constitute a sale and capital contribution to SPV, and not a pledge to SPV, of such assets. This Agreement creates an ownership interest or (if, notwithstanding the intent of the parties, the transfers and conveyances hereunder are found to constitute a pledge) a valid and continuing Lien on the Conveyed Assets and the proceeds thereof in favor of SPV, which (a) in the case of existing Conveyed Assets and the proceeds thereof, is enforceable upon execution of this Agreement against creditors of and purchasers from the Company (or with respect to Substitute Receivables, as of the Substitution Date) and which will be enforceable with respect to the applicable Conveyed Assets hereafter and thereafter created and the proceeds thereof upon such creation, and
         (b) upon filing of the financing statements described in clause (d) below and, in the case of Substitute Receivables hereafter created, upon the creation thereof, will be prior to all other interests or Liens (other than Permitted Liens).

                  (b) Characterization. The Receivables constitute "instruments," "general intangibles" or "tangible chattel paper" within the meaning of Code Section 9-102.

                  (c) Creation. Immediately prior to the conveyance of the applicable Conveyed Assets pursuant to this Agreement, except for Permitted Liens the Company owns and has good and marketable title to, or has a Lien on, the Conveyed Assets free and clear of any Lien, claim or encumbrance of any Person; provided, however, that nothing in this Section shall prevent or be deemed to prohibit the Company from suffering to exist upon any of the Conveyed Assets any Liens for any taxes if such taxes shall not at the time be due and payable. The Company has received all consents and approvals, if any, to the sale or contribution of the Conveyed Assets to SPV required by the terms of the Conveyed Assets that constitute "instruments."

                  (d) Perfection. The Company has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the ownership or security interest granted to SPV under this Agreement in the applicable Conveyed Assets and, with respect to any Substitute Receivables (if any additional filing is so necessary) within 10 days of the Substitution Date. With respect to the Conveyed Assets that constitute an instrument or tangible chattel paper, either:

                           (i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Master Servicer; or

                           (ii) Such instruments or tangible chattel paper are in the possession of the Master Servicer, that it is holding such instruments or tangible chattel paper solely on behalf and for the benefit of SPV, TFC and the other Secured Parties.

                  (e) Priority. Other than Permitted Liens, the Company has not pledged, assigned, sold, granted a Lien on, or otherwise conveyed, any of the Conveyed Assets. Except for Permitted Liens, the Company has not authorized the filing of and is not aware of any financing statements, mortgage assignment or similar document against the Company that include a description of collateral covering the Conveyed Assets. None of the instruments or tangible chattel paper that constitute or evidence the Conveyed Assets has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than SPV, TFC or the other Secured Parties.

         4.28 Investment Company Act. Neither SPV nor the Company is an "investment company" or an "affiliated" person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         4.29 Continuation and Investigation. The representations and warranties contained herein shall be and remain true and correct in all material respects so long as any of the Company's obligations or Parallel Claims hereunder or under the Loan Documents have not been fully satisfied, and each request by the Company for a sale or contribution to occur on a Conveyance Date shall constitute an affirmation that all of the foregoing representations and warranties remain true and correct in all material respects as of the date thereof. All representations, warranties, covenants and agreements made herein or in any certificate or other document delivered to SPV or TFC, or other Secured Parties by or on behalf of the Company, pursuant to or in connection with the Loan Documents, shall be deemed to have been relied upon by SPV or TFC, as applicable, notwithstanding any investigation heretofore or hereafter conducted by or on behalf of SPV or TFC, and shall survive the making of any or all payments contemplated hereby.

         4.30 Subsidiaries, Affiliates and Capital Structure. Neither the Company nor any Subject Person has any Subsidiaries or Affiliates which have any interest or involvement in the Resorts except as shown on Schedule 4.30. No other Person has any legal or beneficial ownership interest in the Company. As used in this Section, Affiliates is not intended to include any Applicable Timeshare Owners Association.

         It is understood and agreed that the representations and warranties described in this Section 4, which are made on the Closing Date and on each Conveyance Date, shall survive the sale or contribution of the Conveyed Assets by the Company to SPV and any subsequent assignment of the Conveyed Assets by SPV (including its grant of a first priority perfected security interest in, to and under the Conveyed Assets, pursuant to the SPV Loan Agreement, in order to secure the due payment and performance by SPV of Obligations), and the termination of this Agreement and the Securitization Facility Documents and shall continue so long as any Conveyed Assets shall remain outstanding.

         4.31 Use of Proceeds. The Company will use all amounts received in respect of the SPV Purchase Price solely to (i) pay expenses incurred in connection with this Agreement and the transactions contemplated hereby and (ii) to make payments of interest and principal with respect to the indebtedness incurred and outstanding pursuant to the agreements set forth on Schedule 4.31 attached hereto.

         4.32 Seismic Exposure. No portion of the Conveyed Assets constituting real property is located in a zone 3 or zone 4 of the "Seismic Zone Map of the U.S."

         4.33 Condemnation. No portion of the Conveyed Assets constituting real property has been taken in condemnation or other like proceedings nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of any portion of the Conveyed Assets.

         4.34 Flood Zone. Except as disclosed in the surveys delivered pursuant hereto, no portion of the Conveyed Assets constituting real property is located in a flood hazard area as defined by the Federal Insurance Administration.

         4.35 Heller and Sovereign Facilities. Each of SPV and TFC have been provided with true and correct copies of the Heller Documents and the Sovereign Documents (as each such term is defined in the TFC Tranche A Loan Agreement). There is no event of default or event which, with the passage of time, notice or both, would constitute an event of default under either the Heller Documents or the Sovereign Documents and the Company is in good standing under both the Heller Documents and the Sovereign Documents.

                                    SECTION 5

                            COVENANTS OF THE COMPANY

         So long as any portion of the Obligations or the Parallel Claims remains unsatisfied, the Company hereby covenants and agrees with SPV to comply with all covenants set forth in this Section 5.

         5.1 Payment and Performance of Obligations. The Company shall pay all of its obligations and liabilities when and as the same become due and payable, and the Company shall strictly observe and perform all of its obligations under the Loan Documents, including without limitation, all covenants, agreements, terms, conditions and limitations contained in the Loan Documents, and will do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default under the Loan Documents; and the Company will maintain an office or agency in the State of Texas where notices, presentations and demands in respect of the Loan Documents may be made upon the Company. Such office or agency and the books and records of the Company shall be maintained at the Company's corporate headquarters, which is located at the Developer Address, until such time as the Company shall notify SPV and TFC, in writing, of any change of location of such office or agency.

         5.2 Maintenance of Existence, Qualification and Assets. The Company shall at all times maintain its legal existence, maintain its qualification, where required, to transact business and good standing in the State of Texas and each Resort State and in any other jurisdiction where it conducts business in connection with the Resorts, and comply or cause compliance with all governmental laws, rules, regulations and ordinances applicable to the Resorts or the Encumbered Timeshares, the Company or its business, including, without limitation, the Timeshare Act and all other applicable timeshare and consumer protection acts and regulations.

         5.3 Consolidation and Merger. The Company will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, unless (i) the Company is the continuing or surviving corporation in any such consolidation or merger and (ii) prior to and immediately after such consolidation or merger, no Default or Event of Default shall exist. In addition, the Company shall not, without the prior written consent of SPV, TFC and the Administrative Agent, which consent may be given, withheld or conditioned by such Person in its sole discretion, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions).

         5.4 Maintenance of Insurance. The Company or, if required pursuant to the Applicable Underlying Declaration, the Applicable Timeshare Owners' Association, shall maintain (or the Company shall cause to be maintained), at all times during the term of this Agreement, policies of insurance with premiums therefor being paid when due, and shall deliver to SPV originals of insurance policies issued by insurance companies (together with paid premium invoices in respect thereof), in amounts, in form and in substance, and with expiration dates, all acceptable to SPV and TFC and containing waivers of subrogation rights by the insuring company, non-contributory standard mortgagee benefit clauses or their equivalents and mortgagee loss payable endorsements in favor of and satisfactory to SPV and TFC and breach of warranty coverage, providing the following types of insurance on and with respect to the Company (or, as appropriate, the Applicable Timeshare Owners' Association) and each Resort:

                  (a) As to all Improvements that are completed as of the date hereof, All Risk Special Form ("All Risk Special Form") insurance coverage (including fire, lightning, hurricane, tornado, wind and water damage, earthquake, vandalism and malicious mischief coverage) covering all real and personal property which comprise such Resort, in an amount not less than the full replacement value of such improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to SPV and TFC, breach of warranty coverage, replacement cost endorsements satisfactory to SPV and TFC, and shall not permit co-insurance. As to Improvements under construction, builder's risk insurance with extended coverage (with standard mortgagee clause in favor of SPV and TFC), in an amount and with a company satisfactory to SPV and TFC, and containing a provision allowing the insured to complete the work provided for hereunder and covering the building materials on real property during construction. Upon completion of all construction activities, such insurance shall convert to, or shall be replaced with, the above-described fire and extended coverage insurance covering the Improvements, all other property of any nature used for the construction of the Improvements and any personal property located in or on such Resort, in an amount not less than the full replacement value of such Improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to SPV and TFC, breach of warranty coverage, replacement cost endorsements satisfactory to SPV and TFC, shall not permit co-insurance, and with an endorsement which includes as a loss payable any additional interest expense caused by a peril insured against under the policy. Such coverage for interest expense is limited to the period of time from the date of physical damage until such time as will reasonably elapse, in the exercise of due diligence, to the repair of the damage to its prior state. All insurance shall specifically cover architect and engineering fees necessary to repair or replace any insured portion of such Resort and shall cover debris removal;

                  (b) Public liability and property damage insurance covering such Resort in amounts and on terms satisfactory to SPV and TFC; and

                  (c) Such other insurance on such Resort or any replacements or substitutions therefor, including, without limitation, rent loss, business interruption, flood insurance (if such Resort is or becomes located in an area which is considered a flood risk by the U.S. Emergency Management Agency or pursuant to the National Flood Insurance program), in such amounts and upon such terms as may from time to time be reasonably required by SPV and TFC.

                  SPV and TFC shall expressly be named as additional insureds and loss payees in each insurance policy described in this Section. To the extent any "institutional mortgagee," "institutional lender" or "mortgagee" (as defined or used in the Applicable Underlying Declaration) other than SPV or TFC has any rights to approve the form of insurance policies with respect to any Resort, the amounts of coverage thereunder, the insurers under such policies or the designation of an attorney-in-fact for purposes of dealing with damage to any part of such Resort or insurance claims or matters related thereto or any successor to such attorney-in-fact or any changes with respect to any of the foregoing, the Company shall take all steps as may be necessary to (and, after turnover, if any, of control of such Resort to the Applicable Timeshare Owners' Association, the Company shall use its best efforts to) ensure that SPV and TFC shall at all times have a co-equal right with such other "preferred mortgagee," "institutional lender" or other "mortgagee" (including, without limitation, the Company or any third-party lender), to approve all such matters and any proposed changes in respect thereof; and the Company shall not cause and shall use its best efforts to prohibit any changes with respect to any insurance policies, insurers, coverage, attorney-in-fact or insurance trustee, if any, without SPV's and TFC's prior written approval.

                  In the event of any insured loss or claim in respect of all or any portion of any Resort or the Encumbered Timeshares, or any real property comprising a portion of the Collateral, the Company shall apply (or cause to be applied), and the Company covenants that the Applicable Timeshare Owners' Association shall apply (or cause to be applied), all proceeds of such insurance policies in a manner consistent with the Timeshare Documents, the Timeshare Act, and all other applicable statutes, ordinances, rules and regulations and the Loan Documents.

                  All insurance policies required pursuant to this Agreement (or the Timeshare Documents or the Timeshare Act) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified or terminated without at least thirty (30) days prior written notice to SPV and TFC. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section, a renewal or replacement thereof satisfactory to SPV and TFC shall be delivered to SPV and TFC. The Company shall deliver or cause the Applicable Timeshare Owners' Association to deliver to SPV and TFC receipts evidencing the payment of all premiums for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums. In the event that the Applicable Timeshare Owners' Association shall fail to make all required premium payments for all such insurance policies at least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section, the Company shall immediately upon receiving notice thereof notify SPV and TFC in writing of such failure to timely pay the required insurance premiums. The Company shall make a good faith inquiry on a regular basis to the Applicable Timeshare Owners' Association to determine if the required insurance premiums covering the Conveyed Assets have been paid. If the Company determines upon such inquiry or otherwise that the required insurance premiums have not been paid, the Company shall immediately notify SPV and TFC of such failure to timely pay the required insurance premium and the Company shall have thirty
         (30) days from receipt of a written request from SPV or TFC to cause the required insurance premiums to be paid. If the required insurance premiums are not paid within such thirty (30) day period, SPV or TFC may, in its sole discretion, without any obligation to do so, choose to pay such required insurance premiums on behalf of the Company or the Applicable Timeshare Owners' Association, in which case the Company shall pay SPV or TFC, as applicable, such amounts upon demand. SPV or TFC may also, in its sole discretion, in the event the required insurance premiums are not paid when due, establish an insurance escrow account from which SPV or TFC, as applicable, may make insurance payments on behalf of the Company or the Applicable Timeshare Owners' Association when insurance premiums shall become due. If the required insurance premiums are not paid as required and SPV or TFC elects not to pay such insurance premiums or establish an escrow account for payment thereof, such failure shall constitute an Event of Default under the SPV Loan Agreement.

                  SPV acknowledges that the insurance policies delivered by the Company to SPV prior to the Closing Date are acceptable to SPV.

                  In the event of any fire or other casualty to or with respect to improvements on or at any Resort or any other real property comprising a portion of the Collateral, the Company covenants that it or the Applicable Timeshare Owners' Association, as the case may be, will promptly restore, repair or replace (or cause to be restored, repaired or replaced) the damaged improvements and repair or replace any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the improvements and personal property on such Resort and any real property comprising a portion of the Collateral, in accordance with the terms of the Timeshare Documents, the Timeshare Act and all other applicable statutes, ordinances, rules and regulations. The insufficiency of any net insurance proceeds shall in no way relieve the Company or, as applicable, the Company and the Applicable Timeshare Owners' Association of their respective obligations to restore, repair or replace such improvements and personal property in accordance with the terms hereof, of the Applicable Underlying Declaration or other Timeshare Documents or of the Timeshare Act, and the Company covenants that the Company or, as the case may be, the Applicable Timeshare Owners' Association, shall promptly comply and cause compliance with the provisions of the Applicable Underlying Declaration and other Timeshare Documents, and of the Timeshare Act and all other applicable statutes, ordinances, rules and regulations relating to such restoration, repair or replacement.

                  The Company shall in good faith cooperate with SPV and TFC in obtaining for SPV and TFC the benefits of any insurance or other proceeds lawfully or equitably payable to the Company, SPV or TFC in connection with the transactions contemplated hereby or by the Loan Documents (including the payment by the Company of the expense of an independent appraisal on behalf of SPV or TFC in case of a fire or other casualty affecting any Resort).

         5.5 Payment of Liabilities, Taxes and Claims. The Company will pay and, as applicable pursuant to the Applicable Underlying Declaration, the Company covenants that the Applicable Timeshare Owners' Association will pay, when due, all of its obligations and liabilities, including all taxes imposed on or with respect to the transaction contemplated hereby or by any of the Loan Documents, the Conveyed Assets, the Encumbered Timeshares or on or with respect to the Company or any income, property or profits of the Company and shall pay all other charges and assessments against the Company, the Conveyed Assets and the Encumbered Timeshares before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. The Company will pay and, as applicable pursuant to the Applicable Underlying Declaration, the Company covenants that the Applicable Timeshare Owners' Association will pay when due, all taxes imposed upon each Resort, the Collateral, the Company, the Applicable Timeshare Owners' Association, or any of their respective assets or with respect to any of their franchises, businesses, income or profits. The Company shall make good faith inquiry on a regular basis to determine if the required taxes have been paid. The Company shall immediately notify SPV and TFC in writing of any failure to timely pay all taxes due. In the event that SPV or TFC determines (through notice from Company or otherwise) that such taxes have not been paid when due, the Company shall have thirty (30) days from receipt of a written request for payment from SPV or TFC to cause the required taxes with respect to each Resort to be paid. If such required taxes (and any applicable late charges, etc.) are not paid within such thirty (30) day period, SPV or TFC may, in its sole discretion, without any obligation to do so, choose to pay such taxes on behalf of the Company or the Applicable Timeshare Owners' Association in which case the Company shall pay SPV or TFC, as applicable, such amounts upon demand; SPV or TFC may also, in its discretion, in the event the required taxes with respect to any Resort are not paid when due, establish a tax escrow account from which SPV or TFC may, make tax payments on behalf of the Company or the Applicable Timeshare Owners' Association when taxes shall become due. In the event SPV or TFC elects not to pay the required taxes or establish a tax escrow account, and the required taxes for any Resort are not paid as set forth above, such failure shall constitute an Event of Default under the SPV Loan Agreement. The Company shall pay, and the Company covenants that the Applicable Timeshare Owners' Association shall pay, all other charges and assessments levied against the Company, the Conveyed Assets or any Resort before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for amounts which have become due and payable. Except for the Liens in favor of SPV granted pursuant to the Loan Documents, and except for Permitted Liens, the Company covenants that no statutory or other Liens whatsoever (including, without limitation, mechanics', materialmen's, judgment or tax liens) shall attach to any of the Conveyed Assets or the Resorts. In the event any such Lien attaches to any portion of the Collateral or any Resort, the Company shall, within thirty (30) days after any such Lien attaches, either cause such Lien to be released of record; or provide SPV and TFC with a bond in accordance with the applicable laws, issued by a corporate surety acceptable to SPV and TFC, in an amount and form acceptable to SPV and TFC.

         5.6 Inspections. The Company shall (and shall cause its Affiliates to), at reasonable times and from time to time, upon reasonable notice and at the expense of the Company, including but not limited to the travel expenses of SPV, TFC, Administrative Agent or their agents and representatives, permit SPV, TFC, the Administrative Agent or their agents or representatives to inspect the Resort, the Conveyed Assets and any of the Company's or any Subject Person's assets, including but not limited to all documents, bank statements, and other records within the Company's possession, custody or control, and to examine and make copies of and abstracts from its and, to the extent it has access thereto or possession thereof and the Applicable Timeshare Owners' Association's books, accounts, records, original correspondence, computer tapes, disks, software, and other papers as it may desire; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent certified public accountants (and by this provision, the Company authorizes said accountants to discuss with SPV, TFC, the Administrative Agent or their agents or representatives, the affairs, finances and accounts of the Company). SPV and TFC agree to use reasonable efforts not to unreasonably interfere with the Company's business operations in connection with any such inspections. Without limiting the foregoing, SPV and TFC shall have the right to make such credit investigations as SPV or TFC may deem appropriate in connection with its review of Receivables, and the Company shall make available to SPV and TFC all credit information in the Company's possession or under its control or to which it may have access, with respect to Purchasers or other obligors under Receivables as SPV, TFC or the Administrative Agent may request.

         5.7 Reporting Requirements. So long as any of the Obligations remain outstanding, the Company shall furnish (or cause to be furnished, as the case may be) to SPV and TFC, in each case certified in writing by the Company as true and correct, the following:

                  (a) Monthly Reports. As soon as available and in any event within nine (9) calendar days after the end of each calendar month, a report showing the trial balance of the Sold Receivables and Contributed Receivables; a current aging and delinquency report on the Sold Receivables and Contributed Receivables; a report detailing the collections on each of the Sold Receivables and Contributed Receivables; monthly reports from the Account Agents required pursuant to the Blocked Account Agreements; and any other monthly reports from the Subservicing Agent required pursuant to the Subservicing Agreement;

                  (b) Quarterly Financial Reports. As soon as available and in any event within forty-five (45) days following the end of each calendar quarter, unaudited statements of income and expense of the Company for the quarterly period in question and balance sheets of the Company as of the last day of such calendar quarter, all in such detail and scope as may be reasonably required by SPV or TFC, prepared in accordance with GAAP and on a basis consistent with prior accounting periods and certified as true and correct by the Company's chief financial officer, as appropriate;

                  (c) Annual Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each calendar year or other Fiscal Year, statements of income and expense of the Company for the annual period ended as of the end of such Fiscal Year, and balance sheets of the Company as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by SPV and TFC and prepared and audited by an independent certified public accounting firm acceptable to SPV and TFC in accordance with GAAP and on a basis consistent with prior accounting periods. Each annual financial statement of the Company shall be certified by the Company to be true, correct and complete, and shall otherwise be in form acceptable to SPV and TFC;

                  (d) Officer's Certificate. Each set of annual Financial Statements or reports delivered to SPV or TFC pursuant to clauses (a),
         (b) and (c) above shall be accompanied by a certificate of the chief operating officer or the chief financial officer of Company, setting forth that the signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of the Company from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default, Event of Default or Subservicer Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action the Company has taken or proposes to take with respect thereto;

                  (e) Sales Reports. Within nine (9) calendar days after the end of each month and within nine (9) calendar days after the end of each Fiscal Year, the Company shall deliver to SPV and TFC, monthly and annually, as appropriate, a monthly or annual sales report, detailing the sales of all Timeshares (whether or not included in the Conveyed Assets) for the period covered thereby, together with all Timeshare sales made by the Company which have been canceled during such period. Such monthly reports shall be certified by the Company, and such annual reports shall be certified by the Company to be true, correct and complete and otherwise in a form approved by SPV and TFC;

                  (f) Delinquency Report. By the first Business Day of each month (or, if TFC shall so request, by the first Business Day of any week), the Company shall deliver to SPV and TFC a report detailing the Receivables included in the Conveyed Assets as to which (as of the last day of the preceding month or, as applicable, week) more than the Specified Amount of any payment then due and payable has remained unpaid for more than sixty days from the due date for such payment;

                  (g) HOA Statements. Promptly following their becoming available, the Company shall provide to SPV and TFC, or shall cause to be provided to SPV and TFC, annual budgets and financial statements for the Silverleaf Club and a consolidated annual budget and consolidated financial statements for the Applicable Timeshare Owners' Associations;

                  (h) Audit Reports. Promptly upon receipt thereof, one (1) copy of each report submitted to the Company by independent public accountants or other Persons in connection with any annual, interim or special audit made by them of the books of the Company;

                  (i) Notice of Default, Event of Default, etc. Immediately upon becoming aware of the existence of any condition or event which constitutes a Default, an Event of Default or a Developer Event of Termination, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (j) Notice of Claimed Default. Immediately upon becoming aware that the holder of any material obligation or of any evidence of material indebtedness of the Company has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action the Company is taking or propose to take with respect thereto;

                  (k) Material Adverse Developments. Immediately upon becoming aware of any claim, action, proceeding, development or other information which may have a Material Adverse Effect, the Company shall provide SPV and TFC with telephonic or telegraphic notice followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof; it being understood that such events include, but are not limited to, the following:

                                    (A)      any material action, suit,
         proceeding, dispute, offset, deduction, defense or counterclaim that is or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect;

                                    (B)      the commencement or threat of any
         rule making or disciplinary proceedings or any proceedings instituted by or against SPV or the Company in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would have a Material Adverse Effect;

                                    (C)      the commencement of any proceedings
         by or against SPV or the Company under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for SPV or the Company or any of its assets;

                                    (D)      the receipt of notice that (1) SPV
         or the Company is being placed under regulatory supervision, (2) any license, permit, charter, registration or approval necessary for the conduct of SPV's or the Company's business is to be, or may be, suspended or revoked, or (3) SPV or the Company is to cease and desist any practice, procedure or policy employed by the Company in the conduct of its business, and such cessation may have a Material Adverse Effect;

                                    (E)      any Lien known to it made or
         asserted against any Conveyed Assets; any determination that a Conveyed Asset, designated as an Eligible Receivable in a Request Notice or otherwise, was not an Eligible Receivable at such time; and the occurrence of any event which would have a Material Adverse Effect;

                                    (F)      any events that would cause the
         Company's representation and warranty in Section 4.16 hereof to be materially incorrect if such representation and warranty were made after the occurrence of such event.

                  (l) Hazardous Materials. The Company shall promptly notify SPV and TFC of any change in the nature or extent of any Hazardous Materials maintained on or under any Resort or used in connection therewith, and will deliver to SPV and TFC copies of any citation, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials, or other environmentally regulated substances affecting any Resort. SPV and TFC shall have the right to require the Company to periodically perform (at the Company's expense) an environmental audit and, if deemed reasonably necessary by SPV or TFC, an environmental risk assessment, each of which must be satisfactory to SPV or TFC, as applicable, in their sole discretion, of the land. Such audit and/or risk assessment must be conducted by a licensed environmental consultant. All costs and expenses incurred by SPV or TFC in the exercise of such rights shall bear interest at the Applicable Default Rate and shall be payable by the Company upon demand;

                  (m) Title Update. Upon SPV's or TFC's written request, updated Title searches with respect to the property subject to the Timeshare Mortgages and any related affidavit, in form and content sufficient to permit the Title Insurance Company to delete any exception for parties in possession, matters of survey, mechanics' or materialmen's liens, the gap and taxes and assessments which are due and payable;

                  (n) Survey. Upon SPV's or TFC's written request, three (3) original copies of an as built survey for each Resort, dated within sixty (60) days of such written request, satisfactory to SPV and TFC and prepared by a licensed surveyor satisfactory to SPV and TFC and the Title Insurance Company in accordance with the requirements of SPV and TFC, showing the location and dimensions of all buildings, Units, Common Amenities and other improvements thereon and indicating the routes of ingress and egress for public access to each Resort, all utility lines, walks, drives, recorded or visible easements and rights of way on the real property, and showing that there are no encroachments, improvements, projections or easements (recorded or unrecorded) on the property lines. Each survey with respect to any Resort shall certify the acreage of the real property which makes up such Resort and shall indicate whether such Resort is located within any flood hazard area. Each survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all applicable state surveyors' bureaus or Applicable Timeshare Owners' Association as well as any and all regulations or applicable local, state and federal law and must be certified to SPV and TFC and the Title Insurance Company. The surveyor's certificate placed on each survey shall include a statement that said survey locates any and all times set forth as exceptions in the Title Policy as SPV or TFC may require, shall include a legal description of the surveyed Resort and otherwise satisfy all of the survey requirements SPV or TFC shall reasonably specify, and shall include any other information required by SPV or TFC and the Title Insurance Company. TFC shall pay the cost of each such survey if it does not make a similar survey request in connection with its additional credit facilities with Developer;

                  (o) Environmental Report. Upon SPV's or TFC's written request, an environmental report or reports covering each Resort, which shall be provided to TFC prior to the Closing Date, including all real property and personal property intended to be subject to the Timeshare Documents, confirming:

                           (i) that soil conditions are sufficient to support existing improvements and any contemplated Improvements, and confirming the absence of sinkholes;

                           (ii) the absence of Hazardous Materials on, under or affecting any real property or personal property comprising the Resorts;

                           (iii) that the engineering or environmental consulting firm has obtained, reviewed and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities and such other information as TFC may reasonably require, including, without limitation, a Phase I Environmental Inspection, all of which information shall confirm that there are no known or suspected Hazardous Materials located at or used or stored on or transported to or from, any Resort or in such proximity thereto as to create a material risk of contamination of the Collateral;

                           (iv) the absence of radon gas at the Resorts, including all of the Units, or, if radon gas is found to be present in any part of any Resort or the Units, that such presence is of a nature or magnitude so as to be fully in compliance with applicable standards under the Environmental Laws and all other applicable laws or standards;

                           (v) the absence of asbestos within the Units, Common Amenities or elsewhere at the Resorts, or, if asbestos is found to be present in any part of any Resort, that such presence is of a nature or magnitude which is able to be removed by a licensed removal contractor for a guaranteed maximum sum satisfactory to TFC; and

                           (vi) the structural and mechanical integrity of the improvements on the Resorts; and

                  (p) Title Report. On each Title Report Date, a report listing all Substitute Receivables conveyed to SPV in each of the six Settlement Periods after the previous Title Report Date, or in the case of the first Title Report Date, the six Settlement Periods after the Closing Date, and evidence that Developer has delivered to TFC, in the case of each Sold Receivable and Contributed Receivable existing on the Closing Date (other than ONS Receivables) and each Substitute Receivable as to which more than ninety (90) days have elapsed since the related Substitution Date (other than ONS Receivables), a mortgagee's title policy of the type described in Section 3.2(g) with respect to such Receivable.

                  (q) Other Information. The Company will promptly deliver to SPV and TFC any other information related to the transactions contemplated hereby and by the Loan Documents, the Conveyed Assets, the Resorts, the Company or any Subject Person as SPV or TFC may in good faith request including, without limitation, annually, federal call reports relating to Account Agent, if any.

         5.8 Records. (a) The Company shall, and shall use its best efforts to cause each Applicable Timeshare Owners' Association to, keep adequate records and books of account in accordance with GAAP reflecting all financial transactions of the Company or SPV with respect to each Resort. In addition, the Company shall keep, and shall promptly deliver to SPV and TFC upon SPV's or TFC's request therefor, complete, timely and accurate records of all sales of Timeshares and all payments made in respect of Sold Receivables and Contributed Receivables.

                  (b) The Company as Subservicer shall, at its own cost and expense, maintain satisfactory and complete records of the Conveyed Assets, including a record of all payments received and all credits granted with respect to the Conveyed Assets and all other dealings with the Conveyed Assets. The Company as Subservicer will mark conspicuously with a legend, in form and substance satisfactory to TFC, its master computer records pertaining to the Conveyed Assets, to evidence this Agreement, the Lien on the Conveyed Assets held by SPV, TFC and the other Secured Parties or their assignee. The Company as Subservicer shall (i) provide to TFC or its representatives with access to, at any time on demand of TFC, all of the Company's facilities, personnel, books and records pertaining to the Conveyed Assets, and (ii) allow TFC to occupy the premises of the Company where such books and records are maintained, and utilize such premises, the equipment thereon and any personnel of the Company that either such party may wish to employ to administer, service and collect the Conveyed Assets.

         5.9 Marketing and Management. The Company is engaged in the active management of the Resorts and the sale of Timeshares at the Resorts. The Company shall (i) remain engaged in the active management of the Resorts and the sale of Timeshares therein, (ii) unless the Company notifies TFC in writing at least thirty (30) days in advance of its new location, retain its executive offices at Developer Address and (iii) continue to perform duties substantially similar to those presently performed as provided in the management agreement relating to each Resort. Other than the assignment of certain Resort Management Agreements made prior to the Closing Date pursuant to the Existing Agreements, no Resort Management Agreement shall be modified, assigned, extended, terminated or entered into, nor shall the current method of operation and management of the Resorts be changed in any material manner, without the prior written approval of TFC, except as expressly contemplated hereby.

         5.10     FICA. The Company shall furnish to SPV and TFC within thirty
(30) days after the expiration of each calendar quarter, proof reasonably satisfactory to SPV and TFC that SPV's and the Company's obligations to make all required deposits for F.I.C.A., social security and withholding taxes have been satisfied.

         5.11 Operating Contracts. Subject to the rights of the Applicable Timeshare Owners' Association as set forth in the Timeshare Documents, no Operating Contract shall be modified, extended, terminated or entered into, without the prior written approval of SPV and TFC if any such modification, extension, termination or new agreement could have a material adverse impact on the operation of any Resort or a Material Adverse Effect.

         5.12 Change of Control. Absent the prior written consent of SPV and TFC, which may be granted or withheld in SPV's or TFC's sole discretion, none of Developer or any Subject

Person shall take any action or permit to exist any condition that would cause a Change of Control, and the Company shall at all times own 100% of the equity of SPV.

         5.13 Maintenance. The Company shall maintain, or shall cause to be maintained each Resort and each other portion of the Conveyed Assets that constitutes real property or, to the extent provided for pursuant to the Applicable Underlying Declaration, shall use its best efforts to cause the Applicable Timeshare Owners' Association to maintain the related Resort and each other portion of the related Conveyed Assets that constitutes real property, in good repair, working order and condition and shall make all necessary replacements and improvements to the Resorts and such other real property so that the value and operating efficiency of the Resorts and such real property will be maintained at all times and so that the Resorts and such real property remains in compliance in all respects with the Timeshare Act, the Timeshare Documents, and all other applicable statutes, ordinances, rules and regulations.

         5.14 Claims. The Company shall promptly notify SPV and TFC of any claim, action or proceeding affecting any Resort or the Conveyed Assets, or any part thereof, or SPV or TFC or any of the ownership or security interests or rights granted in favor of SPV or TFC hereunder or under any of the other Loan Documents. At the request of SPV or TFC, the Company shall appear in and defend in favor of SPV or TFC, as applicable, at the Company's sole expense, any such claim, action or proceeding.

         5.15     Registration and Regulations.

                  (a) Local Legal Compliance. The Company will comply, and will cause each Resort and each other portion of the Conveyed Assets that constitutes real property to comply, with all applicable servitudes, restrictive covenants, all applicable planning, zoning and land use ordinances and building codes, all applicable health and Environmental Laws and regulations, and all other applicable laws, rules, regulations, agreements or arrangements. All inspections, licenses and permits required to be made or issued in respect of the buildings and other Improvements in the Units at each Resort which are related to the Encumbered Timeshares have been made or issued by the appropriate governmental authorities, and the use and occupancy of such buildings for their intended purposes is lawful under all applicable statutes, ordinances, rules and regulations. The timeshare use and occupancy of the Encumbered Timeshares will not violate or constitute a non-conforming use under any private covenant or restriction or any zoning, use or similar statutes, ordinances, rules or regulations affecting the use or occupancy of such Timeshares. All inspections, licenses and certificates required to be made or issued with respect to any buildings, improvements or amenities which are related to the Encumbered Timeshares and with respect to the use or occupancy thereof, including but not limited to certificates of occupancy, have been made or issued by the appropriate authorities and the use or occupancy of all such buildings, improvements and amenities for their respective intended purposes are lawful under all applicable statutes, ordinances, rules, and regulations;

                  (b) Registration Compliance. The Company shall at all times maintain or cause to be maintained all necessary registrations, current filings, consents, franchises, approvals and exemption certificates, and the Company will make or pay, or cause to be made or paid, all registrations, declarations or fees with any applicable regulatory authorities and any other governmental agencies or departments thereof, whether in a Resort State or any another jurisdiction, required in connection with the Resorts and the occupancy, use and operation thereof, the incorporation of Units into the timeshare plan established pursuant to each Applicable Underlying Declaration and the other Timeshare Documents and the sale, advertising, marketing, and offering for sale of Encumbered Timeshares. All such registrations, filings and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to SPV and TFC. The Company shall advise SPV and TFC of any changes with respect to its marketing or sales programs in any jurisdiction (including jurisdictions other than the Resort States), and at SPV's or TFC's request from time to time, the Company shall deliver to SPV or TFC, as applicable: (i) written statements by the applicable state authorities, in form acceptable to SPV or TFC, as applicable, stating that no registration is necessary for the sale of Timeshares in the particular state; (ii) an opinion of counsel in form acceptable to SPV or TFC, as applicable, and rendered by counsel acceptable to SPV or TFC, as applicable, stating that no such registration is necessary; and
         (iii) such other evidence of compliance with applicable laws as SPV or TFC, as applicable, may require; and

                  (c) Other Compliance. The Company has, in all material respects, complied with and will continue to comply with all laws and regulations of the United States, the State of Texas, each state in which a Resort or any portion of the Conveyed Assets is located, any political subdivision or any such state and any other governmental, quasi-governmental or administrative jurisdiction in which Timeshares have been sold or offered for sale, or in which sales, offers of sale or solicitations with respect to any Resort have been or will be conducted, including to the extent applicable, but not limited to: (i) the Timeshare Act; (ii) the Consumer Credit Protection Act and any other applicable consumer protection law; (iii) Regulation Z of the Federal Reserve Board; (iv) the Equal Credit Opportunity Act; (v) Regulation B of the Federal Reserve Board; (vi) the Federal Trade Commission's 3-day cooling-off Rule for Door-to-Door Sales; (vii)
         Section 5 of the Federal Trade Commission Act; (viii) ILSA; (ix) federal postal laws; (x) applicable state and federal securities laws;
         (xi) applicable usury laws; (xii) applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (xiii) applicable real estate sales licensing, disclosure, reporting and escrow laws; (xiv) the ADA; (xv) RESPA; (xvi) all amendments to and rules and regulations promulgated under the foregoing acts or laws; (xvii) the Federal Trade Commission's Privacy of Consumer Financial Information Rule; (xviii) other applicable federal statutes and the rules and regulations promulgated thereunder; and (xix) any state law or law of any jurisdiction (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Resort and the Conveyed Assets, or the sale, offering for sale, marketing or financing of Timeshares.

         5.16 Other Documents. The Company will maintain to the satisfaction of SPV and TFC, and make available to SPV and TFC, accurate and complete files relating to the Encumbered Timeshares, each Sold Receivable and Contributed Receivable, each Resort and all of the other Conveyed Assets, and such files will contain true copies of each Sold Receivable and Contributed Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Receivables and all collection information and correspondence relating thereto. Without limiting the foregoing, the Company shall maintain evidence of its compliance with the requirements of Section 4.1.

         5.17 Further Assurances; Financing Statements. (a) The Company will execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of SPV or TFC exercised in good faith, may be necessary or appropriate to more effectively evidence or secure, and to ensure the performance of, the obligations of the Company hereunder and under the Loan Documents. In addition, the Company shall deliver to SPV and TFC from time to time, upon request by SPV or TFC, such documents, instruments and other matters or items as SPV or TFC may reasonably require to evidence the Company's compliance with the covenants set forth in the Loan Documents or to enable TFC to comply with its obligations under the Securitization Facility Documents. Without limiting the generality of the foregoing, the Company shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that SPV or TFC may request to protect and preserve and perfect the transfers and security interests granted by the Loan Documents, free and clear of all Liens, other than Permitted Liens.

                  (b) The Company hereby authorizes SPV and TFC to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Conveyed Assets without the signature of the Company or any other Person where permitted by law.

         5.18 Utilities. The Company will cause, or to the extent provided for in the Applicable Underlying Declarations, will use its best efforts to ensure that the Applicable Timeshare Owners' Association or the manager of each Resort, as applicable, will cause, electric, gas, sanitary and stormwater sewer, water facilities, drainage facilities, solid waste disposal, telephone and other necessary utilities to be available to each such Resort in sufficient capacity to service each such Resort

         5.19 Amenities. The Company will cause, or to the extent provided for in the Applicable Underlying Declarations, will use its best efforts to ensure that the Applicable Timeshare Owners' Association or the manager of each Resort, as applicable, will cause each Resort to be maintained in good condition and repair, and in accordance with the provisions of the applicable Timeshare Documents. The Company further assures that each Purchaser of an Encumbered Timeshare at each such Resort will have continuing access to, and the use of during the period of any occupancy of the Units, all of the Common Amenities, Common Furnishings, Facilities and related or appurtenant services, rights and benefits, all as provided in the Applicable Underlying Declaration, the other Timeshare Documents.

         5.20 Expenses and Closing Fees. Whether or not the transactions contemplated hereunder are consummated, the Company shall pay all expenses of SPV, TFC and the Administrative Agent relating to negotiating, preparing, documenting, closing, administering and enforcing the Loan Documents, including, but not limited to:

                  (a) the cost of preparing, reproducing and binding the Loan Agreement, the other Loan Documents and all exhibits and schedules thereto;

                  (b) the fees and disbursements of counsel for SPV and TFC and the Administrative Agent; provided, that the aggregate amount paid in respect of such fees and disbursements incurred in connection with the Loan Documents and the Loan shall not exceed $600,000, and the parties hereto hereby acknowledge and agree that funds in an amount equal to $250,000 have previously been paid by the Company to SPV and such funds shall reduce the amount owing to SPV, TFC and the Administrative Agent pursuant to this clause (b) (and shall be included in the amounts paid by the Company for purposes of the cap set forth in this proviso);

                  (c) out-of-pocket expenses of SPV, TFC and the Administrative Agent, including, without limitation, expenses related to back-up or replacement servicing or subservicing arrangements;

                  (d) all fees and expenses (including fees and expenses of counsel for SPV and TFC and the Administrative Agent) relating to any amendments, waivers, consents or subsequent closings or other transactions pursuant to the provisions hereof;

                  (e) all costs, outlays, legal fees and expenses of every kind and character had or incurred in: (i) the interpretation or enforcement of any of the provisions of, or the creation, preservation or exercise of rights and remedies under, any of the Loan Documents including the costs of appeal; (ii) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against SPV or TFC (or the other Secured Parties) arising out of this transaction or the protection of the Conveyed Assets or the Collateral securing the Loan, expressly including, without limitation, the defense by SPV or TFC of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by SPV or TFC or the other Secured Parties with respect to the Obligations or the Parallel Claims, and any and all appeals thereof; and (iii) the advancement of any expenses provided for under any of the Loan Documents;

                  (f) all expenses relating to the maintenance and administration of the Lockboxes, Lockbox Accounts and the Collection Account and all fees and expenses of the Master Servicer and any escrow by the Title Insurance Company or any other escrow agent;

                  (g) any custodial fees payable to the Custodian with respect to the original Sold Receivables and Contributed Receivables and related Conveyed Assets as provided herein or in any of the Loan Documents; and

                  (h) all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of SPV and TFC to conduct inspections or audits. Without limiting any of the foregoing, the Company shall pay the costs of UCC and other searches, UCC and other Loan Document recording and filing fees and applicable taxes and premiums on each mortgagee policy of title insurance delivered to SPV, TFC and the other Secured Parties pursuant to the Loan Agreement.

         5.21 Indemnification. In addition to (and not in lieu of) any other provisions of any Loan Document providing for indemnification in favor of SPV or TFC, the Company shall defend, indemnify and hold harmless SPV, TFC, the other Secured Parties and their respective subsidiaries, Affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants and attorneys, as well as the respective heirs, personal representatives, successors and assigns of any or all of them (hereinafter collectively the "Indemnified Parties"), from and against, and agrees promptly to pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs and expenses (including without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever (hereafter collectively "Losses") asserted against or incurred by any of them by reason of or arising out of or in any way related or attributable to:

                  (a) any failure or alleged failure of the Company or its Affiliate to perform any of its covenants or obligations with respect to a Resort or the Timeshare Documents or to any Purchasers, or the debtor-creditor relationships between the Company or its Affiliate on the one hand, and the Purchasers, on the other;

                  (b) the violation of any federal or state laws, or local statutes, ordinances, rules or regulations, including the Timeshare Act, in connection with the transactions contemplated by the Timeshare Documents or the Loan Documents;

                  (c) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation, warranty or certification of the Company contained in this Agreement or any of the Loan Documents (including without limitation any certification of the Company delivered to SPV or TFC);

                  (d) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible or transfer taxes, and any and all fees or charges, including, without limitation under the Timeshare Act in connection with the Collateral or the transactions contemplated by the Loan Documents, which may at any time arise or become due prior to the payment, performance and discharge in full of the obligations of the Company hereunder and under the Loan Documents but excluding taxes imposed on the overall net income or gross receipts of the SPV and franchise taxes imposed on the SPV by any jurisdiction in which the SPV is organized or qualified to do business;

                  (e) the breach of any representation or warranty as set forth herein regarding any Environmental Laws;

                  (f) the failure of the Company to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws;

                  (g) the use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about any Resort of any Hazardous Materials;

                  (h) the removal or remediation of any Hazardous Materials from any Resort required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by SPV or TFC;

                  (i) claims asserted by any Person (including without limitation any Governmental Authority), in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under or affecting any Resort;

                  (j) the violation or claimed violation of any Environmental Laws in regard to any Resort;

                  (k) the preparation of an environmental audit or report on any Resort, whether conducted by SPV, TFC or a third-party, or the implementation of environmental audit recommendations;

                  (l) the commingling of any collections or the proceeds of the Conveyed Assets by any Person other than the Secured Parties, the Master Servicer or a Subservicer that is not the Company or its Affiliate;

                  (m) subject only to Permitted Liens, the failure to vest in SPV a valid perfected first priority ownership interest in the Conveyed Assets, or to vest in TFC a first priority, perfected security interest in the Conveyed Assets;

                  (n) any defense, setoff, counterclaim, recoupment or reduction of liability asserted by a Purchaser or other obligor on the Receivable; and

                  (o) any litigation, claim or proceeding of any type whatsoever in connection with the transactions contemplated by the Loan Documents or the Collateral.

                  Notwithstanding the foregoing, the Company shall not be required to indemnify the Indemnified Parties against, or reimburse the Indemnified Parties for, Losses resulting from credit problems of the Purchasers or other obligors on the Conveyed Assets. This paragraph shall not be interpreted to limit the Company's obligations under the Demand Note.

                  Such indemnification shall not give the Company any right to participate in the selection of counsel for SPV or TFC, as applicable, or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. SPV and TFC agree to give the Company written notice of the assertion of any claim or the commencement of any action or lawsuit covered by this Section. It is the express intention of the parties hereto that the indemnity provided for in this Section, as well as the disclaimers of liability referred to in this Agreement, are intended to and shall protect and indemnify each Indemnified Party from the consequences of such Person's own negligence, whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement; provided, however, that the Company shall not be required to protect and indemnify any Person from the consequences of such Person's gross negligence, where such gross negligence is the sole cause of the liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement for which indemnification or protection would otherwise be required. The provisions of this Section shall survive the complete performance of the obligations of the Company hereunder and under the Loan Documents and the termination of this Agreement and shall survive the full payment, performance and discharge of the Obligations and the Parallel Claims and the termination of the Loan Agreement, and shall continue thereafter in full force and effect.

         5.22 No Amounts Due. The Company shall use its best efforts to cause the Applicable Timeshare Owners' Association to deliver a statement to SPV and TFC at the end of each calendar year, commencing in the present calendar year and continuing throughout the term of the transactions contemplated hereunder, indicating that no amounts are due and payable to the Applicable Timeshare Owners' Association from the Company, the Subject Persons or any Affiliate of the Company and that all taxes and insurance premiums payable by the Applicable Timeshare Owners' Association (or Silverleaf Club on behalf of the Applicable Timeshare Owners' Association) have been paid when due. The Company hereby represents and warrants that as of the Closing Date, no amounts are due and payable to the Applicable Timeshare Owners' Association from the Company, the Subject Persons, or any Affiliate of the Company. The Company agrees to submit annually to SPV and TFC, within thirty (30) days after it is available, the proposed annual maintenance and operating budget of the Silverleaf Club (and, if any Applicable Timeshare Owners' Association establishes an annual maintenance and operating budget, such Applicable Timeshare Owners' Association) certified by such Person's manager.

         5.23 Servicing. The Subservicer and the form and content of the Subservicing Agreement shall be satisfactory to SPV and TFC, in their sole discretion. The Company may not terminate the Subservicing Agreement without SPV's and TFC's prior written approval. Upon request of the Master Servicer, the Company shall use all reasonable efforts to assist the Master Servicer and the Subservicer in the performance of their servicing duties, including in connection with the remarketing of Timeshares related to Defaulted Receivables. The Subservicing Agreement shall be cancelable by TFC in TFC's sole discretion pursuant to its terms. If the Subservicer is the Company or an Affiliate of the Company, no servicing fees shall be paid during or with respect to any period of time in which an uncured Event of Default exists.

         5.24 Use of Name. The Company shall at all times during the term of the Loan under the SPV Loan Agreement permit TFC to use the name of the Company, any of its Affiliates and each Resort in any press release, advertisement or other promotional materials issued regarding the Conveyed Assets or the Loan; provided, however, that if no Event of Default has occurred the Company shall have the prior right to review and approve such use.

         5.25 Limitation on Debt/Further Encumbrances. Without the prior written consent of SPV and TFC, which may be granted, withheld or conditioned, in SPV's and TFC's sole discretion and with the exception of the Permitted Liens, the Company will not obtain financing or grant Liens with respect to the Conveyed Assets or Encumbered Timeshares, (whether now existing or created hereafter). In the event the Company obtains additional financing or grants any Liens with respect to Units, the Company will provide SPV and TFC with notice of and information about any such additional indebtedness or financing.

         5.26 Restrictions on Transfers. The Company shall not, without obtaining the prior written consent of SPV, TFC and the Administrative Agent (which consent may be given, withheld or conditioned by such Person in its sole discretion), whether voluntarily or involuntarily, by operation of law or otherwise:

                  (a) transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the Conveyed Assets, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase and so-called "installment sales contracts," "land contracts," or "contracts for deed" (except that the Company shall have the right to sell Timeshares to Purchasers in arms-length transactions in the ordinary course of the Company's activities as Subservicer);

                  (b) lease or license any portion of the Conveyed Assets, or change the legal or actual possession or use thereof (except rental or promotional entry use of Timeshares in the ordinary course of the Company's activities as Subservicer);

                  (c) permit the assignment, transfer, delegation, change, modification or diminution of the duties or responsibilities of the Company or of any manager of any Resort approved by SPV as manager of such Resort (except for an assignment of such duties to a professional management company or companies reasonably acceptable to SPV and TFC);

                  (d) permit the dilution, transfer, pledge, hypothecation or encumbrance of any of the ownership interests of the Company or SPV which would result in a Change in Control or of the Company owning less than 100% of the equity of SPV; or

                  (e) other than the assignment of certain Operating Contracts and all or any portion of the Company's right, title or interest in certain Applicable Underlying Declarations made prior to the Closing Date pursuant to the Existing Agreements, to the extent within the control of the Company, cause or permit the assignment, pledge or other encumbrance of any of the Operating Contracts or all or any portion of the Company's right, title or interest in any Applicable Underlying Declaration.

                  In the event that SPV, TFC or the Administrative Agent, in such Person's sole discretion, is willing to consent to a transfer which would otherwise be prohibited by this Section, such Person may condition its consent on such terms as it desires, including, without limitation, the requirement that the Company pay a transfer fee, together with any expenses incurred by TFC in connection with the granting of such consent (including without limitation, attorney's fees and expenses).

         5.27 Transactions with Affiliates. Without the prior written consent of SPV and TFC, which consent shall not be unreasonably withheld, the Company shall not enter into any transaction with any Affiliate in connection with the Conveyed Assets or the Resorts, including, without limitation, relating to the purchase, sale or exchange of any assets or properties or the rendering of any service, except in the ordinary course of, and pursuant to the reasonable requirements of, the operations of the Resorts and upon fair and reasonable terms and pursuant to the terms hereof.

         5.28 Restrictive Covenants. The Company will not, and will not permit its Affiliate to, without SPV's and TFC's prior written consent, seek, consent to, or otherwise acquiesce in, any change in any private restrictive covenant, planning or zoning law or other public or private restriction, which would materially or adversely limit or alter the use of any Resort, Units or the Encumbered Timeshares.

         5.29 Subordinated Obligations. The Company will not, directly or indirectly: (i) permit any payment to be made by the Company in respect of any indebtedness, liabilities or obligations, direct or contingent, including without limitation, the Subordinated Indebtedness, to any of its shareholders or their affiliates, the SPV Owners, the Subject Persons or their Affiliates which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Company's obligations under the Loan Documents; (ii) permit the amendment, rescission or other modification of any such subordination provisions of any of the Company's subordinated obligations in such a manner as to affect adversely TFC's Lien in and to the Conveyed Assets or TFC's senior priority position and entitlement as to payment and rights with respect to SPV Note and the Obligations and the Parallel Claims; or (iii) permit the prepayment or redemption, except for mandatory prepayments, of all or any part of the Company's obligations to its shareholders or their affiliates, the SPV Owners, the Subject Persons or their Affiliates, or of any subordinated obligations of SPV except in accordance with the terms of such subordination.

         5.30 Timeshare Plans. Without SPV's and TFC's prior written consent, the Company shall not, and shall not permit any of its Affiliates to, amend, modify or terminate any Applicable Underlying Declaration, any other Timeshare Document or any other restrictive covenants, agreements or easements regarding the Conveyed Assets (except for routine non-substantive modifications which have no impact on the Conveyed Assets). Other than any such assignments or filings made prior to the Closing Date pursuant to the Existing Agreements and as otherwise provided herein, the Company shall not assign its rights as "developer," if any, under any Applicable Underlying Declaration, or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting any Resort (or any portion thereof) without SPV's and TFC's prior written consent, which consent shall not be unreasonably withheld.

         5.31 Conveyed Assets; No Modifications. (a) Neither the Company nor any of its Affiliates shall take any action (or permit or consent to the taking of any action) which might impair the value of all or any portion of the Conveyed Assets or any of the rights of SPV or TFC with respect to the Conveyed Assets, nor shall any such Person cause or permit any amendment to or modification of the form or terms of any of the Sold Receivables, Contributed Receivables, Timeshare Mortgages or any Timeshare Documents, other than Permitted Modifications.

                  (b) The Company shall comply in all material respect with the Developer Credit and Collection Policy with regard to each Sold Receivable and Contributed Receivable, and with the terms of each such Receivable, and without the prior written consent of TFC and the Administrative Agent, which may be given, withheld or conditioned by such

         Person in its sole discretion, the Company shall not amend or otherwise modify the Developer Credit and Collection Policy.

                  (c) The Company shall not change its name, its chief executive office, the locations at which it does business or its corporate structure without first (i) providing prior notice to SPV and TFC, (ii) amending any recorded or filed documents which require amendment as a result thereof and (iii) providing SPV, TFC and the Administrative Agent an opinion of independent counsel, in form and substance satisfactory to them, as to the continuation of the first priority Lien of TFC and its assigns in the Conveyed Assets (subject only to Permitted Liens), each at the Company's expense.

                  (d) The Company shall execute and deliver (or cause to be executed and delivered) to TFC and SPV all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and all supplements and amendments thereto, and take such other actions, as are (or TFC or SPV deems to be) necessary or appropriate in order to maintain (i) as valid, enforceable and perfected ownership interests, all interests of SPV and TFC in the Sold Receivables and Contributed Receivables and other Conveyed Assets transferred by the Company to SPV, and (ii) as valid, enforceable and perfected first priority liens and security interests, all Liens in the Conveyed Assets (subject only to Permitted Liens) granted to TFC to secure the Obligations and the Parallel Claims.

                  (e) The Company shall not grant extensions of time for the payment of, or compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Conveyed Assets or any instrument, chattel paper or document representing the Conveyed Assets.

                  (f) The Company will defend the Conveyed Assets against, and will take such other action as is necessary to remove, any Lien or claim on or to the Conveyed Assets, other than Permitted Liens, and the Company will defend the right, title and interest of SPV, TFC and the other Secured Parties in and to all of the Conveyed Assets against claims and demands of all Persons whomsoever.

                  (g) Except for Permitted Modifications, the Company shall not extend, amend, forgive, discharge, compromise, cancel or otherwise modify or waive the terms of any Conveyed Asset.

         5.32 Marketing/Sales. The Company shall not market, attempt to sell or sell or permit or justify any sales or attempted sales of any Timeshares except in compliance with the Timeshare Act and applicable laws, rules and regulations in states and other jurisdictions where marketing, sales or solicitation activities occur.

         5.33 Use of Facilities. The Company shall not change the nature, configuration, location or other features of the Facilities, in any manner that is materially inconsistent with any representation or promise made to a Purchaser of a Timeshare related to a Sold Receivable or Contributed Receivable hereunder.

         5.34 Prohibition of Fundamental Changes. The Company shall not (a) liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, or (b) amend or modify its organizational documents without the prior written consent of SPV and TFC.

         5.35 Limitations on Modifications, Waivers and Extensions of Loan Documents. Without the prior written consent of SPV and TFC, the Company will not, nor will it permit or allow any Person to, amend, modify, terminate or waive any provision of any Loan Document to which the Company is a party.

         5.36 Servicing. The Company shall not permit any Person other than the Master Servicer, the Back-Up Servicer and the Subservicer to service the Conveyed Assets without the prior written consent of SPV and TFC.

         5.37 True and Complete Disclosure. All written information furnished, including but not limited to any schedule or servicing report, by or on behalf of the Company or its Affiliates to SPV, TFC or the Master Servicer in connection with the SPV Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

         5.38 Restrictions on Income and Accounts. The Company shall not, without the written consent of SPV, TFC and the Administrative Agent, which may be given, withheld or conditioned by such Person in its sole discretion, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, or assign any right to receive income in respect of any Conveyed Asset with respect thereto, or upon or with respect to the account in which any Collections or other proceeds of any Conveyed Assets are deposited.

         5.39 Payment Instructions to Purchasers. The Company shall not, without the written consent of SPV, TFC and the Administrative Agent, which may be given, withheld or conditioned by such Person in its sole discretion, make any change in its instructions to Purchasers regarding payments to be made to the Account Agent or payments to be deposited to the Collection Account (other than instructions to mail or deposit such payments to the Account Agent or in the Collection Account) as set forth in Section 5.43 hereof.

         5.40 True Sales. The Company shall not, without the written consent of SPV, TFC and the Administrative Agent, which may be given, withheld or conditioned by such Person in its sole discretion, make statements or disclosures or prepare any financial statements which shall account for the transactions contemplated by this Agreement in any manner other than as a sale or contribution of the Conveyed Assets to SPV, or in any other respect account for or treat the transactions contemplated hereby (including but not limited to, for accounting, tax and reporting purposes) in any manner other than as a sale or absolute assignment or contribution of the Conveyed Assets.

         5.41 Restrictions on Actions Affecting Rights. The Company shall not, without the written consent of SPV, TFC and the Administrative Agent, which may be given, withheld or conditioned by such Person in its sole discretion, take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights under this Agreement or the Loan Documents that are material to the rights, benefits or obligations of SPV or TFC or its assigns; take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights with respect to the Conveyed Assets; or fail to pay any tax, assessment, charge, fee or other obligation of the Company with respect to the Conveyed Assets, unless and to the extent only that such taxes, fees, assessment or other governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Company and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties, no tax lien or similar Lien has been filed, and no claim is being asserted with respect to any such tax, fees, assessment or other governmental charge, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the first priority perfected ownership or security interest of SPV and its assigns in the Conveyed Assets or the right, title or interest of such Persons in the Conveyed Assets.

         5.42 Offices and Records. The Company shall keep its chief place of business and chief executive offices at the Developer Address or, upon thirty
(30) days prior written notice to SPV and TFC, at such other location in a jurisdiction where all action required by Section 5.17 shall have been taken with respect to the Conveyed Assets. In connection therewith, SPV and TFC may institute procedures to permit it to confirm the Purchaser outstanding balances in respect of any Conveyed Assets. The Company agrees to render to SPV and TFC, at the Company's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default or Default under the SPV Loan Agreement shall have occurred and be continuing, promptly upon request therefor, the Company shall assist SPV in delivering to TFC records reflecting activity through the close of business on the immediately preceding Business Day.

         5.43 Collection of Conveyed Assets. The Company shall direct or otherwise cause the Purchasers obligated on the Sold Receivables and Contributed Receivables (other than Purchasers paying by means of credit cards) to mail or deposit by electronic means to pay all Collections due thereunder to a Lockbox Account, or as otherwise required by the Administrative Agent. If, notwithstanding such instructions, the Company receives any such Collections, the Company shall receive all such Collections in trust for the sole and exclusive benefit of the Secured Parties; and the Company shall deliver such Collections to the Account Agent (in the form so received) within one Business Day following receipt thereof, unless the Administrative Agent shall have notified the Company to deliver such payments elsewhere in which event the Company shall so deliver such Collections (in the form so received) within one Business Day following receipt thereof.

         5.44 Maintenance of Licenses. The Company shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

         5.45 Separate Corporate Existence. The Company hereby acknowledges that SPV and TFC are entering into the transactions contemplated by the Loan Documents in reliance upon the Company's and SPV's identities as legal entities separate from each other and separate from their Affiliates. Therefore, from and after the date hereof, the Company shall take all reasonable steps to continue the Company's and SPV's identity as a separate legal entity and to make it apparent to third Persons that each of the Company and SPV are entities with assets and liabilities distinct from those of each other and any of their other Affiliates and any other Person, and that SPV is not a division of the Company or any such Affiliate or any other Person. Without limiting the generality of the foregoing, the Company shall not take any action, or omit to take any action, within the control of the Company that would cause SPV to violate
Section 7.33 of the SPV Loan Agreement, and the Company shall take such actions, as shall be required in order that:

                  (a) SPV will be a Delaware corporation whose activities are restricted by its organizational documents to entering into the Loan Agreement and the other Loan Documents, and conducting such other activities as it deems necessary or appropriate to carry out the activities referred to in this Section.

                  (b) Any employee, consultant or agent of the Company or SPV will be compensated from funds of the Company or SPV, as applicable, for services provided to the Company or SPV, as applicable. SPV will engage no agents other than (i) a Master Servicer pursuant to the
         Section 5 of the SPV Loan Agreement, which Master Servicer will be fully compensated for its services to Trust, and (ii) an administrator or manager pursuant to an administrative services agreement, whose ongoing fees, if any, will be paid from funds of SPV.

                  (c) To the extent, if any, that SPV and the Company (or any other Affiliate thereof) share items of expenses such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that the Company shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Loan Documents, including, without limitation, legal and other up-front fees.

                  (d) Each of the Company's and SPV's operating expenses will not be the responsibility of the other or any other Affiliate thereof.

                  (e) Each of the Company and SPV will have their own separate stationery.

                  (f) SPV's books and records will be maintained separately from those of the Company and any other Affiliate thereof.

                  (g) All audited financial statements of the Company or any Affiliate thereof that are consolidated to include SPV will contain, to the extent required by GAAP, detailed notes clearly stating that all of SPV's assets are owned by SPV, and SPV is a separate legal entity with creditors who have received ownership and/or security interests in SPV's assets.

                  (h) SPV's assets will be maintained in a manner that facilitates their identification and segregation from those of the Company or any Affiliate thereof.

                  (i) SPV will strictly observe its independent business formalities in its dealings with the Company or any Affiliate thereof, including, without limitation, separate books and records, separate officers and separate meetings of the Board of Directors, and funds or other assets of SPV will not be commingled with those of the Company or any Affiliate thereof. SPV shall not maintain joint bank accounts or other depository accounts to which the Company or any Affiliate thereof has independent access. None of SPV's funds will at any time be pooled with any funds of the Company or any Affiliate thereof.

                  (j) SPV will maintain arm's-length relationships with the Company and any Affiliate thereof. Any Person that renders or otherwise furnishes services to SPV will be compensated by SPV at market rates for such services it renders or otherwise furnishes to SPV except as otherwise provided in these Loan Documents. Except as contemplated in the Loan Documents, SPV will not be and will not hold itself out to be responsible for the debts of the Company or any Affiliate thereof or the decisions or actions respecting the daily business and affairs of the Company or any Affiliate thereof; and none of the Company or any Affiliate thereof will hold itself out to be responsible for the debts of SPV or the decisions or actions respecting the daily business and affairs of SPV.

         5.46 Recordation and Endorsements. The Company shall take all action necessary to enable SPV, and shall use its best efforts to assist SPV in complying with, Section 7.35 of the SPV Loan Agreement. Developer shall endorse each Receivable in favor of SPV, and shall properly assign and record each Timeshare Mortgage with each Lien Filing Office within twenty-one days of the date on which such related Receivable initially becomes part of the Collateral hereunder.

         5.47 Oak N' Spruce Resort Trust. The Company shall at all times comply and, as applicable, cause compliance by its Affiliates with each Oak N' Spruce Document. Without SPV's and TFC's prior written consent, the Company shall not, and shall not permit any of its Affiliates to, amend, modify or terminate any Oak N' Spruce Document or any other restrictive covenants, agreements or easements regarding the Oak N' Spruce Trust. Other than any such assignments or filings made prior to the Closing Date pursuant to the Existing Agreements and as otherwise provided herein, the Company shall not assign its rights under any Oak N' Spruce Document, including without limitation, its rights as "Declarant" under the Oak N' Spruce Declaration of Trust, or permit the trustee thereunder to assign its rights or obligations thereunder, or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting the Oak N' Spruce Trust without SPV's and TFC's prior written consent. Developer shall maintain, or cause to be maintained, UCC filings, including amendments and continuations thereof, with regard to the Oak N' Spruce Trust necessary to maintain a first priority, perfected security or ownership interest therein in favor of SPV.

                                    SECTION 6

                           REPURCHASES; SUBSTITUTIONS

         6.1 Repurchase of Defective Receivables. Upon discovery by the Company, SPV, TFC or any direct or indirect assignee of the rights of TFC hereunder, that a Receivable included in the Conveyed Asset meets the criteria for being a Defective Receivable (other than the passage of the cure periods specified therein) the party discovering such breach shall give prompt written notice thereof to the other aforementioned parties (such notice, a "Defect Notice"). As a result of such breach, the Company shall be required, subject to the following, to repurchase from SPV (but subject to the payment obligation as provided in the last sentence of this Section 6.1) any Defective Receivable. The Company shall not be required to repurchase a Defective Receivable until the cure periods described in the definitions thereof have lapsed. Upon the later of the lapse thereof or the fifth day after the date on which the Company has actual knowledge of the existence of such Defective Receivable and the related breach, the Company shall repurchase the Defective Receivable for a purchase price equal to the then applicable Defective Receivable Purchase Price. Any payment in respect of a Defective Receivable shall be remitted directly to TFC for application as provided in the SPV Loan Agreement.

         6.2      Substitutions.

                  (a) The Company may (but shall not be required to), with the written consent of the Master Servicer, convey Substitute Receivables to SPV, provided that the requirements of Section 3.2 of the SPV Loan Agreement are satisfied. The Company shall deliver to the Master Servicer, on the tenth Business Day prior to the proposed date of substitution, which proposed date shall be a Payment Date (the "Substitution Date"), a "Substitution Certificate" in the form of Exhibit B identifying (i) all of the Exchange Receivables, and the Delinquent Receivables for which they will be exchanged, and (ii) all Replacement Receivables and the related Upgrade Receivables. The exchange or replacement of such Receivables shall not become effective until TFC has approved such Substitution Certificate and Sale Assignment on or prior to the Substitution Date. To the extent that the aggregate outstanding balance of all Substitute Receivables transferred to the SPV in exchange for Delinquent Receivables on any day exceeds the aggregate outstanding balance of such Delinquent Receivables, the SPV will be required to make a payment to the Company for the amount of such excess, in cash to the extent that the SPV has cash available, or, to the extent it does not have cash available, by increasing the balance of the Subordinated Note (unless, after giving effect to such increase, the Overcollateralization Amount would be less than the Required Overcollateralization Amount, in which case the amount of such excess will be deemed to be a capital contribution by the Company to the SPV). To the extent that the aggregate outstanding balance of all Substitute Receivables transferred to the SPV as a replacement for Upgrade Receivables on any day exceeds the aggregate outstanding balance of such Upgrade Receivables, the SPV will be required to make a payment to the Company for the amount of such excess, in cash to the extent that the SPV has cash available, or, to the extent it does not have cash available, by increasing the balance of the Subordinated Note (unless such increase would cause the Overcollateralization Amount to be less than the Required

         Overcollateralization Amount, in which case the amount of such excess will be deemed to be a capital contribution by the Company to the SPV).

                  (b) In its capacity as Subservicer, the Company may (but shall not be required to) repurchase a Defaulted Receivable for a purchase price equal to 25% of the aggregate amount owed to SPV in respect thereof (whether for principal, interest or otherwise), in lieu of attempting to remarket the related Timeshare for the benefit of SPV and its assigns; provided that such repurchase must be made within thirty
         (30) days of the Company having actual knowledge of the existence of such Defaulted Receivable. If such Defaulted Receivable shall not have been so repurchased within such 30 day period, the Company shall be required to remarket the related Timeshare, and otherwise attempt to recover on such Defaulted Receivable, in accordance with the Subservicing Agreement. Such purchase price shall be paid to the Collection Account.

                  (c) Upon the addition of the Exchange Receivables to the Collateral pursuant to Section 3.2(a) of the SPV Loan Agreement or the repurchase of Receivables pursuant to Section 3.2(b) of the SPV Loan Agreement or Section 6.2(b) hereof, the related Deleted Receivables and/or repurchased Receivables shall be released from the Collateral, and shall be reconveyed by SPV to the Company at the Company's expense.

                                    SECTION 7

                                  MISCELLANEOUS

         7.1 Notices, Etc. All notices, requests and other communications to a party hereunder, or to TFC as required hereunder, shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to the Company, SPV or TFC. Each such notice, request or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States Mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, when deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this Section 7.1:

                  If to the Company:         to Developer Address

                  With a Copy to:            Meadow Owens Collier Reed
                                             Cousins & Blau, LLP
                                             901 Main Street, Suite 3700
                                             Dallas, Texas 75202
                                             Attention: George Bedell

                  If to SPV:                 to SPV Address

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

                  If to TFC:                 Textron Financial Corporation
                                             333 East River Drive
                                             Suite 104
                                             East Hartford, CT 06108
                                             Attention: Conduit Manager

                  With a Copy to:            Textron Financial Corporation
                                             P.O. Box 6687
                                             Providence, RI 02940-6687
                                             Attention: Vice President - TFD
                                             Division Counsel

                  And to:                    Textron Financial Corporation
                                             333 East River Drive
                                             Suite 104
                                             East Hartford, CT 06108
                                             Attention: Division President -
                                             Timeshare Finance Division

                  If to Administrative       Citicorp North America, Inc.
                  Agent:                     450 Mamaroneck Ave.
                                             Harrison, New York 10528
                                             Attn: Global Securitization

         Notwithstanding the foregoing, copies of the requests or notices from the Company to TFC which are specified in Sections 2.3 and 3.1(a)(iv) of this Agreement shall not be delivered to TFC's Providence, Rhode Island address. In addition, all documents, instruments and other items to be delivered to TFC from time to time pursuant to this Agreement shall be delivered to TFC's office in East Hartford, Connecticut.

         7.2 Notice to Purchasers. The Company may notify any or all Purchasers of the sale or contribution of the Conveyed Assets to SPV.

         7.3 No Waiver; Remedies. No failure on the part of the Company, SPV, TFC, the Administrative Agent, the Trust, TRC IV or TFIC or any assignee thereof to exercise, and no delay in exercising, any right hereunder or under any Sale Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

         7.4 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the Company, SPV and TFC and their respective successors and assigns; provided that neither the Company nor SPV, except as set forth herein in Section 7.15 hereof, may transfer or assign any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of TFC and the Administrative Agent. This Agreement and the transactions provided for or contemplated hereunder or under any of the Loan Documents are intended solely for the benefit of the parties hereto. No other Person shall have any rights or derive any benefits under or with respect to this Agreement or the other Loan Documents except as specifically set forth herein or otherwise provided in a written document signed by the Company, SPV, TFC and the Administrative Agent. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies pursuant to Section 6.1 with respect to any breach of any representation, warranty or covenant made by the Company pursuant to Sections 4 or 5 and the indemnification and payment provisions of Section 5.21 shall be continuing and shall survive any termination of this Agreement.

         7.5 No Proceedings. The Company hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against SPV, TFIC, TRC IV, the Conduit Lender or the Trust any proceeding of the type referred to in the definition of Insolvency Event until one year and one day shall have elapsed since the last day on which any CP Note issued by the Conduit Lender under the Securitization Facility Documents remains outstanding.

         7.6 Amendment. This Agreement (including all exhibits and schedules hereto) may not be amended or modified, and no term or provision hereof may be waived, except by a written instrument signed by all of the parties hereto and the Administrative Agent.

         7.7 Total Agreement. This Agreement and the other Loan Documents, including the exhibits and schedules to them, comprises the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by TFC at the offices set forth above.

         7.8 GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES. THE COMPANY AND SPV HEREBY AGREE TO ACCEPT THE STATE COURTS LOCATED IN NEW YORK, NEW YORK AS HAVING PROPER JURISDICTION AND BEING THE PROPER VENUE FOR ANY LEGAL PROCEEDINGS ARISING OUT OF THE LOAN DOCUMENTS.

                  (b) TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE COMPANY AND SPV HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

         EACH OF THE COMPANY AND SPV FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, THE COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SPV OR TFC, INCLUDING SPV'S OR TFC'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SPV OR TFC WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE COMPANY ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO SPV'S AND TFC'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE.

         The waiver and stipulations of the Company and SPV in this Section 7.8 shall survive the final payment or performance of all of the Obligations and Parallel Claims and the termination of this Agreement and the other Loan Documents.

         7.9 Execution in Counterparts; Severability. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon SPV's receipt of one or more counterparts hereof signed by the Company and SPV. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement and/or the other Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         7.10 Descriptive Headings. Section headings have been inserted in the Agreement as a matter of convenience of reference only; such section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

         7.11 No Set-off. SPV and TFC shall have the right to set-off against any or all of the Conveyed Assets any obligations of the Company then due and unpaid by the Company. The Company shall not exercise any rights of set-off against SPV or TFC in order to reduce or satisfy the obligations of the Company under the Loan Documents or any other amounts owing to SPV or TFC. The Company shall satisfy its obligations under the Loan Documents when due in good funds denominated in U.S. Dollars.

         7.12 Further Assurances. The Company agrees to do such further acts and things and to execute and deliver to SPV, TFC, the Administrative Agent, or any assignee such additional assignments, agreements, powers and instruments as such Person or any assignee may require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto any such party its respective rights, powers and remedies hereunder.

         7.13 Confidentiality. Except to the extent otherwise required by applicable law or as required to be filed publicly with the Securities and Exchange Commission or unless the Secured Parties shall otherwise consent in writing, the Company and SPV agree to maintain the confidentiality of this Agreement (and all drafts of this agreement and documents ancillary to this Agreement) in its communications with third parties other than any Secured Party or any Indemnified Party and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft of this Agreement and documents ancillary to this Agreement) except to a Secured Party or an Indemnified Party; provided, however, the Company and SPV hereby consent that TFC may issue and disseminate to the public information describing the credit accommodation entered into pursuant to the SPV Loan Agreement, consisting of the name and address of the Company and SPV, the Loan's amount, and the Collateral therefor. To the extent not inconsistent with applicable securities laws, the Company and SPV (and each of the employees, representatives or other agents of the Company and SPV) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated under the Loan Documents (as defined in Section 1.6011-4 of the Treasury Regulations) and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such treatment and tax structure.

         7.14 Right of SPV or TFC to Extend Time of Payment, Substitute, Release Security, Etc. Any of the following actions by SPV or TFC or their assigns, with or without notice, shall not impair or otherwise affect the liability of any Person or entity, including, without limitation, SPV or the Company, for the payment or performance of any of their obligations under the Loan Documents and shall not affect or impair SPV's interest in the Conveyed Assets, TFC's lien on the collateral described in the Developer Pledge Agreement or the Demand Note: (a) release of any Person liable for the payment of the Loan; (b) extension of the time or otherwise alter the terms of payment of the Loan; (c) acceptance of additional security for the obligations of the Company under the Loan Documents, the Obligations or the Parallel Claims of any kind, including deeds of trust or mortgages and security agreements; (d) alteration, substitution or release of any property securing the obligations of the Company under the Loan Documents, the Obligations or the Parallel Claims; (e) realization upon any Conveyed Assets for the payment of all or any portion of the obligations of the Company under the Loan Documents, the Obligations or the Parallel Claims in such order and manner as it may deem fit; or (f) entering into, modifying or terminating any subordination, guaranty or other agreement affecting the Loan Documents or the lien or charge thereof.

         7.15 Assignment of SPV's Interest. The Company acknowledges that SPV's right, title and interest in, to and under the Loan Documents constitutes part of the Collateral, including, without limitation, all amounts due thereunder. The Company hereby agrees that any obligation under the SPV Loan Agreement, or any payment thereunder, may be extended from time to time, and hereby consents to the acceptance of any Collateral of and the release of any Collateral under the SPV Loan Agreement and the release of any party primarily or secondarily liable under the SPV Loan Agreement. No extension of time for the payment of amounts under the SPV Loan Agreement, or any installment thereof, made by agreement by SPV, TFC or its

Affiliates shall affect the liability of the Company under the Loan Documents, even if the Company is not a party to such agreement. SPV may assign, without the Company's consent, its interest in this Agreement and the other Loan Documents to any other Person, including, without limitation, TFC or any of its Affiliates and TFC and any of its Affiliates shall be entitled to exercise all rights of the SPV thereunder. The Company hereby agrees that it will not be necessary for the holder or pledgee of the Demand Note, in order to enforce payment under the Demand Note, to first institute or exhaust the holder's or pledgee's other remedies against the Company or SPV under the SPV Loan Agreement or against any collateral for the Demand Note or the SPV Loan Agreement. Any amount demanded from the Company, pursuant to the Demand Note, by the holder or the pledgee of the Demand Note shall be remitted directly to such holder or pledgee, as applicable. Such holder or pledgee shall not be required to obtain, and the Company shall not be required to receive, SPV's consent prior to making any demand or payment, as applicable, under the Demand Note. The Administrative Agent, pursuant to the terms of the Securitization Facility Documents, has a security interest in this Agreement and the other Loan Documents and may from time to time enforce SPV's or TFC's rights and remedies hereunder. The Administrative Agent, as SPV's assignee has the right, at any time, to give or withhold any consent, request, notice, direction, approval, demand, extension or waiver requested from SPV or TFC in its capacity as lender (but not as Master Servicer) under the Loan Documents. In the event of a conflict between any such consent, request, notice, direction, approval, demand, extension or waiver given by SPV or TFC and any such item given by the Administrative Agent, the request, notice, direction or demand of the Administrative Agent shall control; provided that this Section shall not constitute a waiver by SPV, TFC or its Affiliates of any of their rights under, or any provision of the Securitization Facility Documents concerning TFC's or the Administrative Agent's exercise of the rights described in this Section. TFC and the Administrative Agent shall not be obligated to perform any of SPV's duties or obligations under or in connection with this Agreement or the other Loan Documents. TFC and the Administrative Agent, as SPV's collateral assignees, shall have the benefit of all representations and warranties made to SPV in this Agreement.

         7.16 Survival. All representations, warranties, covenants and agreements made by the Company herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of the Company under or pursuant to the Loan Documents shall be considered to have been relied upon by SPV and TFC and shall survive the delivery to SPV and TFC of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of SPV or TFC.

         7.17 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

         7.18 Incorporation of Exhibits. This Agreement, together with all exhibits and schedules hereto, constitute one document and agreement which is referred to herein by the use of the defined term "Agreement." Such exhibits and schedules are incorporated herein as though fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

         7.19 Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

         7.20 Gender. Words of any gender in this Agreement shall include each other gender where appropriate.

         7.21 No Duty. All attorneys, accountants, appraisers, consultants, custodians and other professionals retained by TFC shall have the right to act exclusively in the interest of TFC and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Company, SPV or any other Person.

         7.22 Reimbursement for Taxes; Expenses. The Company will promptly, upon written demand of SPV or TFC, reimburse SPV, TFC and the other Secured Parties for any taxes assessed against SPV, TFC or such Secured Party by any state or any subdivision thereof (with the exception of income taxes payable by such Person in a jurisdiction where it has an office) which is on account of or measured by the interest income received by SPV or TFC under the Receivables or Pledged Receivables, respectively, or the Timeshare Mortgages assigned to SPV or TFC pursuant to the Loan Documents or in any way imposed upon such Person in connection with the transactions contemplated under the Loan Documents, including, without limitation, any and all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of SPV, TFC and the other Secured Parties to conduct inspections or audits. Without limiting any of the foregoing, the Company shall pay the costs of UCC and other searches, UCC and other Loan Document recording and filing fees and applicable taxes and premiums on each mortgagee policy of title insurance delivered to TFC and the other Secured Parties pursuant to the SPV Loan Agreement.

         7.23     Submissions.

                  (a) All documents, agreements, reports, surveys, appraisals, insurance policies, references, financial information and other submissions required to be furnished by the Company to SPV or TFC hereunder or pursuant to any of the other Loan Documents (collectively "Company Submissions") shall be in form and content satisfactory to SPV, TFC and/or the Administrative Agent, as applicable, in their sole discretion, and prepared at the Company's expense.

                  (b) TFC shall have the prior right of approval of any Person responsible for preparing a Company Submission (a "Company Preparer") and may reject any Submission if TFC, in its sole discretion, believes that the experience, skill or reputation of the applicable Company Preparer is unsatisfactory in any respect whatsoever.

                  (c) The Company will use its best efforts to provide that all reports and appraisals required to be furnished by the Company to SPV or TFC hereunder or pursuant to any of the other Loan Documents shall specifically be addressed to SPV or TFC, as applicable, and include the following statement:

                  THE UNDERSIGNED ACKNOWLEDGES THAT TEXTRON FINANCIAL CORPORATION IS RELYING ON THE WITHIN INFORMATION IN CONNECTION WITH ITS LOAN TO SILVERLEAF FINANCE II, INC. ON THE SUBJECT RESORT.

         7.24 Investigations and Inquiries. The Company hereby authorizes SPV, TFC and the Administrative Agent to conduct all such investigations and inquiries as to the credit and/or operations of the Company, any Affiliate of the Company, each Subject Person, each Resort and the Conveyed Assets as shall be necessary or desirable, in the sole discretion of SPV, TFC or the Administrative Agent, as applicable, in connection with its monitoring of the Loan Documents. The Company hereby agrees to cause any creditor of the Company to provide TFC or the Administrative Agent with credit information and references relating to the Company upon TFC's or the Administrative Agent's request and, by the above authorization, individuals of whom SPV or TFC may make any such inquiry are empowered to cooperate with and supply all requested information and documentation to SPV, TFC or the Administrative Agent, as applicable.

         7.25 Consent to Advertising and Publicity of Timeshare Documents. Each of the Company and SPV hereby consents to TFC's issuance and dissemination to the public of information describing the credit accommodation entered into pursuant to this Agreement, consisting of the name and address of SPV and the Company, the Loan amount, and the Collateral therefor.

         IN WITNESS WHEREOF, the parties have caused this Developer Transfer Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      SILVERLEAF RESORTS, INC.

                                      By:   /S/ HARRY J. WHITE, JR.
                                          ----------------------------------
                                             Name:  Harry J. White, Jr.
                                             Title: CFO

                                      See Developer Address, as defined in SPV
                                      Loan Agreement.

                                      SILVERLEAF FINANCE II, INC.

                                      By:   /S/ HARRY J. WHITE, JR.
                                          -----------------------
                                             Name: Harry J. White, Jr.
                                             Title: CFO

                                      See SPV Address, as defined in SPV
                                      Loan Agreement.

List of Exhibits and Schedules to Agreement:

EXHIBIT A      Form of Sale Assignment
EXHIBIT B      Form of Substitution Certificate
EXHIBIT C      Form of Request Notice
EXHIBIT D      Form of Subordinated Note
SCHEDULE 4.30  Subsidiaries, Affiliates and Capital Structure
SCHEDULE 4.31  Specified Indebtedness

                                  Schedule 4.31